UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: May 31

Date of reporting period: May 31, 2016

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	May 31, 2016

WESTERN ASSET

TOTAL RETURN

UNCONSTRAINED FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize long-term total return.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Total Return Unconstrained Fund for the twelve-month reporting period ended May 31, 2016. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice:

Effective at the close of business on June 3, 2016, the individuals responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the Fund are S. Kenneth Leech, Michael C. Buchanan, Anup Agarwal, Chia-Liang Lian and Mark S. Lindbloom. These investment professionals, all of whom are employed by Western Asset Management Company, work together with a broader investment management team. For additional information, please see the prospectus supplement dated June 3, 2016.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

II	Western Asset Total Return Unconstrained Fund

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

June 30, 2016

Western Asset Total Return Unconstrained Fund	III

Investment commentary

Economic review

The pace of U.S. economic activity moderated during the twelve months ended May 31, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that second quarter 2015 U.S. gross domestic product (“GDP”)i growth was 3.9%. Third quarter 2015 GDP growth then moderated to 2.0%. Decelerating growth was primarily due to a downturn in private inventory investment and decelerations in exports, personal consumption expenditures (“PCE”), nonresidential fixed investment, state and local government spending, and residential fixed investment. The U.S. Department of Commerce then reported that fourth quarter 2015 GDP growth was 1.4%. Slower growth was attributed to downturns in nonresidential fixed investment and state and local government spending, along with a deceleration in PCE and less export activity. The U.S. Department of Commerce’s final reading for first quarter 2016 GDP growth — released after the reporting period ended — was 1.1%. This further slowdown was attributed to a number of factors, including a deceleration in PCE, a larger decrease in nonresidential fixed investment and a downturn in federal government spending.

Job growth in the U.S. was generally solid and was a tailwind for the economy during the reporting period. When the period began, unemployment was 5.3%, as reported by the U.S. Department of Labor. By May 2016, unemployment was 4.7%, its lowest level since December 2007.

Turning to the global economy, in its April 2016 World Economic Outlook Update, the International Monetary Fund (“IMF”) said “Global recovery continues, but at an ever-slowing and increasingly fragile pace. The months since the last World Economic Outlook Update have seen a renewed episode of global asset market volatility, some loss of growth momentum in the advanced economies, and continuing headwinds for emerging market economies and lower-income countries.” From a regional perspective, the IMF currently estimates 2016 growth in the Eurozone will be 1.5%, versus 1.6% in 2015. Japan’s economy is expected to expand 0.5% in 2016, the same as in 2015. Elsewhere, the IMF projects that overall growth in emerging market countries will tick up to 4.1% in 2016, versus 4.0% in 2015.

After an extended period of maintaining the federal funds rateii at a historically low range between zero and 0.25%, the Federal Reserve Board (“Fed”)iii increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. In its official statement after the December 2015 meeting, the Fed said, “The stance of monetary policy remains accommodative after this increase, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation….The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run.” At its meetings that concluded on January 27, 2016, March 16, 2016, April 27, 2016, and June 15, 2016 (after the reporting period ended), the Fed kept rates on hold.

IV	Western Asset Total Return Unconstrained Fund

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)iv took a number of actions to stimulate growth and ward off deflation. In January 2015, before the beginning of the reporting period, the ECB announced that, beginning in March 2015, it would start a €60 billion-a-month bond buying program that is expected to run until September 2016. In December 2015, the ECB extended its monthly bond buying program until at least March 2017. Finally, in March 2016 the ECB announced that it would increase its bond purchasing program to €80 billion a month. It also cut its deposit rate to -0.4% and its main interest rate to 0%. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, its lowest level since 2006. After holding rates steady at 0.10% for more than five years, in January 2016 the Bank of Japan announced that it cut the rate on current accounts that commercial banks hold with it to -0.10%. Elsewhere, after keeping rates steady at 6.0% since July 2012, the People’s Bank of China lowered rates six times from November 2014 through October 2015, with the last cut pushing rates down to 4.35%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

June 30, 2016

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Fed) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

Western Asset Total Return Unconstrained Fund	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is to maximize long-term total return. The Fund has a flexible investment strategy and will invest in a variety of securities and instruments and use a variety of investment techniques in pursuing its objective. Under normal market conditions, the Fund will invest at least 50% of its net assets in debt and fixed-income securities rated at least in the Baa or BBB categories (“investment grade”) at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) or unrated securities that we deem to be of comparable quality at the time of purchase. The Fund intends to invest a substantial portion of its assets in mortgage-backed and asset-backed securities. The Fund may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, bond and interest rate futures, options on bonds, options on bond and interest rate futures, swaps, foreign currency futures, forwards and options, options on swaps, options on forwards and commodity and commodity index futures, options, swaps and structured notes.

In particular, the Fund may use certain derivatives, such as interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps) and/or futures contracts (including options on futures contracts) to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

We use fundamental investment techniques to select issues. In deciding among the securities and instruments in which the Fund may invest, we may take into account the credit quality, country of issue, interest rate, liquidity, maturity and yield of a security or instrument as well as other factors, including the Fund’s dollar-weighted average effective durationi and prevailing or anticipated market conditions. Although the Fund may invest in securities of any maturity, the Fund will normally maintain a dollar-weighted average effective duration, including futures positions, as estimated by Western Asset Management Company (“Western Asset”), the Fund’s primary subadviser, within the range of -3 to 8 years. Although the Fund may invest in debt and fixed-income securities of any credit quality, including securities that are in default, under normal market conditions it is expected that the Fund will maintain a dollar-weighted average credit quality of portfolio holdings of at least the Baa/BBB categories or their equivalent (as determined by Western Asset).

At Western Asset, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Western Asset Total Return Unconstrained Fund 2016 Annual Report	1

Fund overview (cont’d)

Q. What were the overall market conditions during the Fund’s reporting period?

A. Most spread sectors (non-Treasuries) posted positive returns, but generated mixed results versus equal-durationii Treasuries over the twelve months ended May 31, 2016. The fixed income market was volatile at times given signs of moderating economic growth, uncertainties regarding future Federal Reserve Board (“Fed”)iii monetary policy and a number of geopolitical issues.

Short-term Treasury yields moved higher, whereas long-term Treasury yields declined during the twelve months ended May 31, 2016. Two-year Treasury yields rose from 0.61% at the beginning of the period to 0.87% at the end of the period. Their peak of 1.09% occurred on December 29, 2015 and they were as low as 0.55% on July 8, 2015. Ten-year Treasury yields were 2.12% at the beginning of the period and ended the period at 1.84%. Their peak of 2.50% was on June 10, 2015 and their low of 1.63% occurred on February 11, 2016. All told, the Barclays U.S. Aggregate Indexiv returned 2.99% during the reporting period.

Inflation was well contained during the reporting period. For the twelve months ended May 31, 2016, the seasonally unadjusted rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”)v, was 1.0%. The CPI-U less food and energy was 2.2% over the same time frame. Against this backdrop, U.S. Treasury Inflation-Protected Securities (“TIPS”)vi, as measured by the Barclays U.S. TIPS Indexvii, returned 1.23% during the reporting period.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. From a sector positioning perspective, we increased the Fund’s allocations to investment grade corporate bonds, commercial mortgage-backed securities (“CMBS”), asset-backed securities (“ABS”) and bank loans. In contrast, we reduced the Fund’s allocations to non-agency mortgage-backed securities (“MBS”), high-yield corporate bonds and cash.

During the reporting period we used interest rate futures, options and swaps to manage duration and yield curveviii exposure. On the whole, these were a negative for performance. We used credit default swaps and swaptions to manage our investment grade corporate bond and high-yield corporate bond positions. These were an overall negative for performance. Index swaps, which were used to manage our CMBS allocation, detracted from performance. Elsewhere, futures on Japanese government bonds, which were utilized to manage our exposure to Japanese government bonds, hurt performance. Finally, we used foreign exchange forwards, options and currency swaps to gain or reduce exposure to various currencies during the reporting period. These instruments significantly detracted from the Fund’s performance during the reporting period.

Performance review

For the twelve months ended May 31, 2016, Class I shares of Western Asset Total Return Unconstrained Fund returned
-0.11%. The Fund’s unmanaged benchmarks, the

2	Western Asset Total Return Unconstrained Fund 2016 Annual Report

Barclays U.S. Aggregate Index and the BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Indexix, returned 2.99% and 0.38%, respectively, for the same period. The Lipper Alternative Credit Focus Funds Category Average1 returned -1.88% over the same time frame.

Performance Snapshot as of May 31, 2016 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Total Return Unconstrained Fund:
Class A	0.78%	-0.41%
Class A2	0.66%	-0.64%
Class C	0.49%	-1.07%
Class FI	0.86%	-0.36%
Class R	0.73%	-0.72%
Class I	0.98%	-0.11%
Class IS	1.04%	-0.10%
Barclays U.S. Aggregate Index	3.12%	2.99%
BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Index	0.25%	0.38%
Lipper Alternative Credit Focus Funds Category Average[1]	0.65%	-1.88%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions, including returns of capital, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended May 31, 2016 for Class A, Class A2, Class C, Class FI, Class R, Class I and Class IS shares were 3.17%, 2.98%, 2.66%, 3.42%, 3.22%, 3.63% and 3.77%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A and Class A2 shares would have been 2.29% and 2.16%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated September 30, 2015, the gross total annual operating expense ratios for Class A, Class A2, Class C, Class FI, Class R, Class I and Class IS shares were 1.18%, 1.41%, 1.90%, 1.18%, 1.46%, 0.91% and 0.81%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended May 31, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 314 funds for the six-month period and among the 270 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

Western Asset Total Return Unconstrained Fund 2016 Annual Report	3

Fund overview (cont’d)

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s absolute performance during the reporting period was its allocation to investment grade corporate bonds. Individual Fund holdings that performed well included Anheuser-Busch InBev Finance Inc., MPLX LP and Verizon Communications Inc. The Fund’s non-agency MBS exposure was positive for performance, as was its allocation to emerging market debt. Elsewhere, the Fund’s high-yield corporate bond allocation was, overall, additive for results. In particular, our positions in VimpelCom Holdings BV, SM Energy Co. and Bank of America Corp. added the most value. Finally, an allocation to TIPS was beneficial for results.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s absolute performance for the period was its developed market, non-U.S. dollar positioning. More specifically, German and Japanese interest rate positioning and Japanese yen positioning were major detractors. The Fund’s allocations to CMBS and ABS were also negative for performance as their spreads widened. The Fund’s interest rate positioning was also a headwind for performance given our negative duration position to U.S. Treasuries over the last few quarters.

Finally, several of the Fund’s investment-grade and high-yield corporate bonds detracted from results. From an investment-grade corporate bond perspective, the Fund’s holdings in MarkWest Energy Partners LP, Volcan Comapania Minera SAA and Plains Exploration and Production Co. were negative for results. In terms of the Fund’s high-yield corporate bonds positions, Samarco Mineracao SA, Intelsat Jackson Holdings SA and Chesapeake Energy Co. detracted the most from performance.

Thank you for your investment in Western Asset Total Return Unconstrained Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

June 20, 2016

RISKS: Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. High-yield securities, commonly known as “junk bonds,” include greater price volatility, illiquidity and possibility of default. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The use of leverage may increase volatility and possibility of loss. Potential active and frequent trading may result in higher transaction costs and increased investor liability. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. Derivatives, such as options, futures and swaps, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of May 31, 2016 and are subject to change and may

4	Western Asset Total Return Unconstrained Fund 2016 Annual Report

not be representative of the portfolio managers’ current or future investments. Please refer to pages 13 through 36 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of May 31, 2016 were: Corporate Bonds & Notes (36.2%), Collateralized Mortgage Obligations (17.8%), U.S. Government & Agency Obligations (11.6%), Asset-Backed Securities (7.5%) and Sovereign Bonds (4.2%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed-income investment to a change in interest rates.

ii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Consumer Price Index for All Urban Consumers (“CPI-U”) is a measure of the average change in prices over time of goods and services purchased by households, which covers approximately 87% of the total population and includes, in addition to wage earners and clerical worker households, groups such as professional, managerial and technical workers, the self-employed, short-term workers, the unemployed and retirees and others not in the labor force.

vi

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and twenty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

vii	The Barclays U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation-Linked Index securities.

viii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

ix

BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The Index, therefore, will always have a constant maturity equal to exactly three months.

Western Asset Total Return Unconstrained Fund 2016 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of May 31, 2016 and May 31, 2015 and does not include short sales and derivatives, such as forward foreign currency contracts, futures contracts, written options and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

6	Western Asset Total Return Unconstrained Fund 2016 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on December 1, 2015 and held for the six months ended May 31, 2016.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	0.78%	$1,000.00	$1,007.80	1.30%	$6.53	Class A	5.00%	$1,000.00	$1,018.50	1.30%	$6.56
Class A2	0.66	1,000.00	1,006.60	1.55	7.78	Class A2	5.00	1,000.00	1,017.25	1.55	7.82
Class C	0.49	1,000.00	1,004.90	1.90	9.52	Class C	5.00	1,000.00	1,015.50	1.90	9.57
Class FI	0.86	1,000.00	1,008.60	1.15	5.77	Class FI	5.00	1,000.00	1,019.25	1.15	5.81
Class R	0.73	1,000.00	1,007.30	1.40	7.03	Class R	5.00	1,000.00	1,018.00	1.40	7.06
Class I	0.98	1,000.00	1,009.80	0.92	4.62	Class I	5.00	1,000.00	1,020.40	0.92	4.65
Class IS	1.04	1,000.00	1,010.40	0.80	4.02	Class IS	5.00	1,000.00	1,021.00	0.80	4.04

Western Asset Total Return Unconstrained Fund 2016 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended May 31, 2016.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 366.

8	Western Asset Total Return Unconstrained Fund 2016 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class A2	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 5/31/16	-0.41%	-0.64%	-1.07%	-0.36%	-0.72%	-0.11%	-0.10%
Five Years Ended 5/31/16	N/A	N/A	N/A	2.20	N/A	2.46	2.50
Inception* through 5/31/16	2.06	0.31	1.28	4.03	1.76	4.46	5.04

With sales charges[2]	Class A	Class A2	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 5/31/16	-4.68%	-4.91%	-2.04%	-0.36%	-0.72%	-0.11%	-0.10%
Five Years Ended 5/31/16	N/A	N/A	N/A	2.20	N/A	2.46	2.50
Inception* through 5/31/16	0.98	-1.78	1.28	4.03	1.76	4.46	5.04

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 4/30/12 through 5/31/16)	8.69%
Class A2 (Inception date of 5/1/2014 through 5/31/16)	0.64
Class C (Inception date of 4/30/12 through 5/31/16)	5.35
Class FI (Inception date of 9/6/06 through 5/31/16)	46.86
Class R (Inception date of 4/30/12 through 5/31/16)	7.40
Class I (Inception date of 7/6/06 through 5/31/16)	54.06
Class IS (Inception date of 8/4/08 through 5/31/16)	46.98

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares and Class A2 shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, A2, C, FI, R, I and IS shares are April 30, 2012, May 1, 2014, April 30, 2012, September 6, 2006, April 30, 2012, July 6, 2006 and August 4, 2008, respectively.

Western Asset Total Return Unconstrained Fund 2016 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $1,000,000 invested in

Class I Shares of Western Asset Total Return Unconstrained Fund vs. Barclays U.S. Aggregate Index and BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Index† — July 6, 2006 - May 2016

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class I shares of Western Asset Total Return Unconstrained Fund on July 6, 2006 (inception date), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through May 31, 2016. The hypothetical illustration also assumes a $1,000,000 investment in the Barclays U.S. Aggregate Index and the BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Index. The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The Index, therefore, will always have a constant maturity equal to exactly three months. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the performance of Class I shares indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

10	Western Asset Total Return Unconstrained Fund 2016 Annual Report

Spread duration (unaudited)

Economic exposure — May 31, 2016

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. Aggregate Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA Total Return	— Western Asset Total Return Unconstrained Fund

Western Asset Total Return Unconstrained Fund 2016 Annual Report	11

Effective duration (unaudited)

Interest rate exposure — May 31, 2016

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. Aggregate Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA Total Return	— Western Asset Total Return Unconstrained Fund

12	Western Asset Total Return Unconstrained Fund 2016 Annual Report

Schedule of investments

May 31, 2016

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 36.2%
Consumer Discretionary — 2.9%
Auto Components — 0.1%
Goodyear Tire & Rubber Co., Senior Bonds	5.125%	11/15/23	500,000	$511,250
Goodyear Tire & Rubber Co., Senior Notes	5.000%	5/31/26	320,000	323,600
Total Auto Components				834,850
Automobiles — 0.3%
Ford Motor Co., Senior Notes	4.750%	1/15/43	1,280,000	1,308,508
General Motors Co., Senior Notes	3.500%	10/2/18	1,180,000	1,210,323
General Motors Financial Co. Inc., Senior Notes	3.250%	5/15/18	110,000	112,101
General Motors Financial Co. Inc., Senior Notes	4.375%	9/25/21	500,000	524,214
General Motors Financial Co. Inc., Senior Notes	3.450%	4/10/22	120,000	119,048
General Motors Financial Co. Inc., Senior Notes	4.250%	5/15/23	800,000	817,594
Total Automobiles				4,091,788
Hotels, Restaurants & Leisure — 0.6%
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	630,000	593,775
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	5.625%	10/15/21	1,030,000	1,066,676
Landry’s Inc., Senior Notes	9.375%	5/1/20	2,000,000	2,100,000	(a)
McDonald’s Corp., Senior Notes	4.700%	12/9/35	1,070,000	1,151,699
McDonald’s Corp., Senior Notes	4.875%	12/9/45	1,410,000	1,567,228
NCL Corp. Ltd., Senior Bonds	4.625%	11/15/20	590,000	601,800	(a)
Total Hotels, Restaurants & Leisure				7,081,178
Household Durables — 0.3%
Newell Brands Inc., Senior Notes	4.200%	4/1/26	1,710,000	1,812,032
NVR Inc., Senior Notes	3.950%	9/15/22	40,000	41,193
Toll Brothers Finance Corp., Senior Notes	4.000%	12/31/18	300,000	311,250
Toll Brothers Finance Corp., Senior Notes	5.875%	2/15/22	440,000	475,200
William Lyon Homes Inc., Senior Notes	7.000%	8/15/22	930,000	923,025
Total Household Durables				3,562,700
Media — 1.4%
21st Century Fox America Inc., Senior Bonds	8.450%	8/1/34	440,000	635,130
21st Century Fox America Inc., Senior Notes	6.650%	11/15/37	50,000	63,783
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.875%	4/1/24	130,000	135,525	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.384%	10/23/35	290,000	331,894	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	1,810,000	2,078,477	(a)
Comcast Corp., Senior Notes	3.375%	8/15/25	900,000	946,337
DISH DBS Corp., Senior Notes	7.875%	9/1/19	620,000	684,325

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2016 Annual Report	13

Schedule of investments (cont’d)

May 31, 2016

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
DISH DBS Corp., Senior Notes	5.125%	5/1/20	820,000	$831,275
DISH DBS Corp., Senior Notes	5.875%	7/15/22	1,000,000	967,500
Myriad International Holdings BV, Senior Notes	5.500%	7/21/25	2,460,000	2,507,970	(a)
Numericable-SFR SA, Senior Secured Bonds	6.000%	5/15/22	760,000	756,580	(a)
Numericable-SFR SA, Senior Secured Notes	7.375%	5/1/26	800,000	807,000	(a)
Time Warner Cable Inc., Debentures	7.300%	7/1/38	650,000	782,635
Time Warner Cable Inc., Senior Notes	4.000%	9/1/21	1,520,000	1,576,017
Time Warner Inc., Senior Notes	7.625%	4/15/31	380,000	506,127
UBM PLC, Notes	5.750%	11/3/20	920,000	981,893	(a)
Viacom Inc., Senior Notes	5.850%	9/1/43	1,370,000	1,303,418
Total Media				15,895,886
Multiline Retail — 0.1%
Dollar Tree Inc., Senior Notes	5.750%	3/1/23	840,000	887,250	(a)
Specialty Retail — 0.1%
L Brands Inc., Senior Notes	8.500%	6/15/19	570,000	662,625
Total Consumer Discretionary				33,016,277
Consumer Staples — 3.6%
Beverages — 1.7%
Anheuser-Busch InBev Finance Inc., Senior Notes	3.650%	2/1/26	4,750,000	4,939,772
Anheuser-Busch InBev Finance Inc., Senior Notes	4.700%	2/1/36	4,130,000	4,470,940
Anheuser-Busch InBev Finance Inc., Senior Notes	4.900%	2/1/46	7,140,000	7,970,560
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	2,220,000	2,408,545	(a)
Total Beverages				19,789,817
Food & Staples Retailing — 0.8%
Cencosud SA, Senior Notes	5.500%	1/20/21	3,400,000	3,634,950	(a)
Cencosud SA, Senior Notes	4.875%	1/20/23	870,000	881,199	(b)
CVS Health Corp., Senior Notes	2.750%	12/1/22	600,000	605,320
CVS Health Corp., Senior Notes	4.000%	12/5/23	620,000	671,900
CVS Health Corp., Senior Notes	5.125%	7/20/45	1,740,000	2,023,462
CVS Pass-Through Trust, Secured Notes	5.298%	1/11/27	20,297	21,624	(a)
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	32,155	35,457
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	67,074	74,695
Kroger Co., Senior Notes	3.400%	4/15/22	350,000	369,396
Kroger Co., Senior Notes	5.150%	8/1/43	560,000	639,355
Total Food & Staples Retailing				8,957,358
Food Products — 0.3%
Kraft Heinz Foods Co., Senior Notes	5.375%	2/10/20	830,000	923,805
Kraft Heinz Foods Co., Senior Notes	5.200%	7/15/45	1,780,000	2,000,835	(a)

See Notes to Financial Statements.

14	Western Asset Total Return Unconstrained Fund 2016 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Food Products — continued
Mondelez International Inc., Senior Notes	4.000%	2/1/24	820,000	$890,467
Total Food Products				3,815,107
Tobacco — 0.8%
Altria Group Inc., Senior Notes	10.200%	2/6/39	1,110,000	2,006,507
Altria Group Inc., Senior Notes	5.375%	1/31/44	2,140,000	2,603,511
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	600,000	622,924
Reynolds American Inc., Senior Notes	8.125%	6/23/19	810,000	956,806
Reynolds American Inc., Senior Notes	5.850%	8/15/45	2,030,000	2,481,967
Total Tobacco				8,671,715
Total Consumer Staples				41,233,997
Energy — 6.3%
Energy Equipment & Services — 0.7%
Halliburton Co., Senior Bonds	3.800%	11/15/25	1,490,000	1,507,966
Halliburton Co., Senior Notes	4.850%	11/15/35	1,910,000	1,963,339
Halliburton Co., Senior Notes	5.000%	11/15/45	2,190,000	2,243,534
Pride International Inc., Senior Notes	6.875%	8/15/20	860,000	764,325
Transocean Inc., Senior Notes	5.800%	12/15/16	820,000	826,150
Transocean Inc., Senior Notes	3.750%	10/15/17	430,000	418,175
Total Energy Equipment & Services				7,723,489
Oil, Gas & Consumable Fuels — 5.6%
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	4.875%	5/15/23	580,000	530,118
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	4.875%	3/15/24	440,000	397,945
Anadarko Petroleum Corp., Senior Notes	4.850%	3/15/21	2,890,000	2,995,329
California Resources Corp., Senior Notes	5.500%	9/15/21	80,000	43,200
California Resources Corp., Senior Notes	6.000%	11/15/24	910,000	492,537
Chesapeake Energy Corp., Senior Notes	6.500%	8/15/17	100,000	93,500
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	1,260,000	825,300
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	320,000	209,600
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	180,000	109,800
CNOOC Finance 2015 USA LLC, Senior Notes	3.500%	5/5/25	2,690,000	2,650,589
Comstock Resources Inc., Senior Secured Notes	10.000%	3/15/20	2,600,000	1,911,000	(a)
Devon Energy Corp., Senior Notes	5.850%	12/15/25	860,000	896,404
Devon Energy Corp., Senior Notes	5.600%	7/15/41	40,000	35,061
Devon Energy Corp., Senior Notes	5.000%	6/15/45	950,000	804,429
Ecopetrol SA, Senior Bonds	4.125%	1/16/25	1,080,000	946,350
Ecopetrol SA, Senior Notes	5.875%	9/18/23	2,200,000	2,202,090

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2016 Annual Report	15

Schedule of investments (cont’d)

May 31, 2016

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Ecopetrol SA, Senior Notes	5.875%	5/28/45	820,000	$661,002
Exxon Mobil Corp., Senior Notes	4.114%	3/1/46	1,410,000	1,496,289
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas Inc., Senior Notes	6.500%	11/15/20	44,000	42,240
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas Inc., Senior Notes	6.875%	2/15/23	380,000	353,400
Kerr-McGee Corp., Notes	6.950%	7/1/24	380,000	421,407
Kinder Morgan Inc., Medium-Term Notes	7.750%	1/15/32	1,220,000	1,319,859
Kinder Morgan Inc., Senior Secured Notes	5.000%	2/15/21	160,000	165,315	(a)
Kinder Morgan Inc., Senior Subordinated Notes	7.000%	6/15/17	490,000	511,474
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	2,360,000	2,614,389	(b)
LUKOIL International Finance BV, Senior Notes	6.125%	11/9/20	1,400,000	1,510,250	(a)
LUKOIL International Finance BV, Senior Notes	6.656%	6/7/22	350,000	387,727	(b)
MPLX LP, Senior Notes	5.500%	2/15/23	1,000,000	983,112	(a)
MPLX LP, Senior Notes	4.875%	6/1/25	550,000	521,420	(a)
Noble Energy Inc., Senior Notes	4.150%	12/15/21	800,000	818,322
Oasis Petroleum Inc., Senior Notes	6.500%	11/1/21	130,000	117,325
Oasis Petroleum Inc., Senior Notes	6.875%	3/15/22	550,000	506,000
Petrobras Global Finance BV, Senior Notes	3.000%	1/15/19	747,000	686,493
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	5,090,000	3,901,485
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	2,170,000	1,824,319
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	1,360,000	931,600
Petroleos Mexicanos, Senior Notes	6.875%	8/4/26	280,000	304,248	(a)
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	7,000,000	5,846,400
Puma International Financing SA, Senior Bonds	6.750%	2/1/21	1,290,000	1,284,195	(a)
QEP Resources Inc., Senior Notes	6.875%	3/1/21	380,000	381,900
QEP Resources Inc., Senior Notes	5.250%	5/1/23	455,000	418,600
Range Resources Corp., Senior Notes	4.875%	5/15/25	620,000	585,900
Range Resources Corp., Senior Subordinated Notes	5.000%	3/15/23	170,000	158,100
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	110,000	113,188
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.875%	3/1/22	1,960,000	2,000,646
Reliance Holdings USA Inc., Senior Notes	5.400%	2/14/22	2,240,000	2,481,311	(a)
Schlumberger Holdings Corp., Senior Notes	4.000%	12/21/25	2,360,000	2,461,315	(a)
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	1,140,000	840,750	(a)
Shell International Finance BV, Senior Notes	4.375%	5/11/45	3,140,000	3,243,410
SM Energy Co., Senior Notes	6.125%	11/15/22	550,000	503,250
SM Energy Co., Senior Notes	6.500%	1/1/23	220,000	200,246
SM Energy Co., Senior Notes	5.000%	1/15/24	390,000	333,493

See Notes to Financial Statements.

16	Western Asset Total Return Unconstrained Fund 2016 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Transcontinental Gas Pipe Line Co., LLC, Senior Notes	7.850%	2/1/26	1,720,000	$2,066,401	(a)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	3,110,000	3,080,455	(a)
Whiting Petroleum Corp., Senior Notes	5.750%	3/15/21	320,000	271,200
Whiting Petroleum Corp., Senior Notes	6.250%	4/1/23	1,160,000	957,000
WPX Energy Inc., Senior Notes	8.250%	8/1/23	2,520,000	2,463,300
Total Oil, Gas & Consumable Fuels				64,911,988
Total Energy				72,635,477
Financials — 10.9%
Banks — 8.6%
BAC Capital Trust XIV, Junior Subordinated Notes	4.000%	6/13/16	370,000	277,731	(c)(d)
Bank of America Corp., Junior Subordinated Bonds	6.100%	3/17/25	3,050,000	3,123,389	(c)(d)
Bank of America Corp., Junior Subordinated Notes	6.250%	9/5/24	2,140,000	2,190,825	(c)(d)
Bank of America Corp., Senior Notes	3.875%	8/1/25	600,000	626,548
Bank of America Corp., Senior Notes	5.000%	1/21/44	3,440,000	3,839,776
Bank of America Corp., Senior Notes	4.875%	4/1/44	2,500,000	2,767,810
Bank of America Corp., Subordinated Notes	4.000%	1/22/25	1,720,000	1,724,458
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	1,930,000	1,960,125
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	1,120,000	1,421,519	(a)
BNP Paribas SA, Junior Subordinated Notes	7.375%	8/19/25	950,000	947,625	(a)(c)(d)
BNP Paribas SA, Subordinated Notes	4.375%	9/28/25	1,810,000	1,834,725	(a)
BPCE SA, Subordinated Bonds	12.500%	9/30/19	1,022,000	1,269,406	(a)(c)(d)
BPCE SA, Subordinated Notes	5.150%	7/21/24	2,680,000	2,764,005	(a)
CIT Group Inc., Senior Notes	4.250%	8/15/17	360,000	364,248
CIT Group Inc., Senior Notes	5.250%	3/15/18	1,550,000	1,600,375
CIT Group Inc., Senior Notes	5.000%	8/15/22	1,000,000	1,023,750
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	1,050,000	1,048,688	(c)(d)
Citigroup Inc., Junior Subordinated Bonds	5.950%	5/15/25	3,650,000	3,604,375	(c)(d)
Citigroup Inc., Junior Subordinated Notes	5.950%	1/30/23	650,000	650,609	(c)(d)
Citigroup Inc., Senior Notes	4.650%	7/30/45	2,130,000	2,268,659
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	1,680,000	1,852,109
Citigroup Inc., Subordinated Notes	4.450%	9/29/27	2,610,000	2,648,174
Compass Bank, Subordinated Notes	3.875%	4/10/25	560,000	527,718
Cooperatieve Rabobank U.A., Subordinated Notes	4.625%	12/1/23	2,150,000	2,278,331
Cooperatieve Rabobank U.A., Subordinated Notes	4.375%	8/4/25	300,000	312,422
Cooperatieve Rabobank U.A., Subordinated Notes	5.250%	8/4/45	1,490,000	1,642,825
Credit Agricole SA, Junior Subordinated Notes	8.375%	10/13/19	1,300,000	1,465,750	(a)(c)(d)
Credit Agricole SA, Junior Subordinated Notes	8.125%	12/23/25	1,650,000	1,711,462	(a)(c)(d)
Credit Agricole SA, Subordinated Notes	4.375%	3/17/25	1,030,000	1,028,786	(a)

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2016 Annual Report	17

Schedule of investments (cont’d)

May 31, 2016

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	9/17/24	1,700,000	$1,600,125	(c)(d)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	3/30/25	2,570,000	2,460,775	(c)(d)
HSBC Holdings PLC, Senior Notes	4.300%	3/8/26	2,100,000	2,199,099
HSBC Holdings PLC, Subordinated Notes	4.250%	8/18/25	1,700,000	1,702,530
HSBC Holdings PLC, Subordinated Notes	5.250%	3/14/44	360,000	378,588
ING Bank NV, Subordinated Notes	5.800%	9/25/23	1,300,000	1,435,323	(a)
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	3,230,000	3,062,657	(a)
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	1,710,000	1,682,212	(c)(d)
JPMorgan Chase & Co., Subordinated Notes	3.375%	5/1/23	850,000	855,536
JPMorgan Chase & Co., Subordinated Notes	4.950%	6/1/45	4,190,000	4,490,331
Lloyds Banking Group PLC, Subordinated Notes	4.500%	11/4/24	1,230,000	1,250,718
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/27/16	1,390,000	1,391,737	(d)
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	910,000	991,728	(a)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	1,700,000	1,773,465
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	8,320,000	8,223,879
Santander UK Group Holdings PLC, Subordinated Notes	4.750%	9/15/25	900,000	886,771	(a)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	1,860,000	1,818,950	(a)
UBS Group Funding Jersey Ltd., Senior Notes	4.125%	9/24/25	850,000	872,293	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	6/27/16	130,000	129,103	(c)(d)
Wells Fargo & Co., Subordinated Notes	4.480%	1/16/24	4,768,000	5,157,770
Wells Fargo & Co., Subordinated Notes	4.100%	6/3/26	820,000	865,206
Wells Fargo & Co., Subordinated Notes	4.300%	7/22/27	3,740,000	3,965,178
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	460,000	522,063
Wells Fargo & Co., Subordinated Notes	4.650%	11/4/44	1,090,000	1,128,789
Wells Fargo & Co., Subordinated Notes	4.900%	11/17/45	950,000	1,023,711
Total Banks				98,644,760
Capital Markets — 0.9%
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.875%	5/15/45	2,110,000	2,111,283
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	6/27/16	879,000	650,460	(c)(d)
Goldman Sachs Group Inc., Senior Bonds	4.750%	10/21/45	740,000	792,865
Goldman Sachs Group Inc., Senior Notes	5.750%	1/24/22	600,000	688,042
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	1,910,000	2,432,259
Goldman Sachs Group Inc., Subordinated Notes	4.250%	10/21/25	1,610,000	1,640,811
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	2,030,000	2,089,294
Lehman Brothers Holdings Capital Trust VII, Junior Subordinated Notes	5.857%	6/27/16	100,000	0	*(d)(e)(f)(g)(h)
Lehman Brothers Holdings Inc., Subordinated Notes	6.750%	12/28/17	2,350,000	0	*(e)(f)(g)(h)
State Street Corp., Subordinated Notes	3.100%	5/15/23	350,000	358,543
Total Capital Markets				10,763,557

See Notes to Financial Statements.

18	Western Asset Total Return Unconstrained Fund 2016 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Finance — 0.5%
Ally Financial Inc., Senior Notes	8.000%	11/1/31	1,140,000	$1,339,500
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	2,020,000	2,290,013
Navient Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	1,288,000	1,323,420
Navient Corp., Senior Notes	5.500%	1/15/19	640,000	640,000
Total Consumer Finance				5,592,933
Diversified Financial Services — 0.4%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Bonds	4.625%	7/1/22	1,850,000	1,896,250
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Notes	3.750%	5/15/19	1,440,000	1,459,800
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Notes	4.500%	5/15/21	1,150,000	1,183,062
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000	500,750	(a)(c)
Total Diversified Financial Services				5,039,862
Insurance — 0.2%
Chubb INA Holdings Inc., Senior Notes	3.350%	5/3/26	520,000	544,947
Chubb INA Holdings Inc., Senior Notes	4.350%	11/3/45	920,000	1,007,301
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	870,000	934,171
Teachers Insurance & Annuity Association of America, Notes	6.850%	12/16/39	220,000	285,826	(a)
Total Insurance				2,772,245
Real Estate Management & Development — 0.2%
Country Garden Holdings Co., Ltd., Senior Bonds	7.250%	4/4/21	2,580,000	2,683,701	(b)
Thrifts & Mortgage Finance — 0.1%
Santander Holdings USA Inc., Senior Notes	3.450%	8/27/18	760,000	777,236
Total Financials				126,274,294
Health Care — 2.1%
Biotechnology — 0.3%
Celgene Corp., Senior Notes	3.625%	5/15/24	500,000	514,039
Celgene Corp., Senior Notes	5.000%	8/15/45	1,210,000	1,286,079
Gilead Sciences Inc., Senior Bonds	3.700%	4/1/24	700,000	743,368
Gilead Sciences Inc., Senior Notes	3.650%	3/1/26	1,170,000	1,238,693
Total Biotechnology				3,782,179
Health Care Equipment & Supplies — 0.4%
Alere Inc., Senior Subordinated Notes	6.500%	6/15/20	1,970,000	1,974,925
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes	8.125%	6/15/21	2,750,000	2,468,125	(a)
Medtronic Inc., Senior Notes	3.500%	3/15/25	280,000	298,659
Total Health Care Equipment & Supplies				4,741,709

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2016 Annual Report	19

Schedule of investments (cont’d)

May 31, 2016

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — 1.0%
Anthem Inc., Senior Notes	3.125%	5/15/22	500,000	$504,827
BioScrip Inc., Senior Notes	8.875%	2/15/21	1,690,000	1,428,050
Centene Corp., Senior Notes	5.625%	2/15/21	370,000	384,800	(a)
Centene Corp., Senior Notes	6.125%	2/15/24	220,000	231,689	(a)
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	4.125%	10/15/20	430,000	441,825	(a)
HCA Inc., Senior Bonds	5.375%	2/1/25	200,000	203,000
HCA Inc., Senior Notes	7.500%	2/15/22	540,000	612,225
HCA Inc., Senior Notes	5.875%	5/1/23	1,170,000	1,238,737
Humana Inc., Senior Notes	3.150%	12/1/22	1,160,000	1,173,290
Humana Inc., Senior Notes	8.150%	6/15/38	480,000	672,146
Humana Inc., Senior Notes	4.625%	12/1/42	180,000	179,423
Tenet Healthcare Corp., Senior Notes	5.000%	3/1/19	1,050,000	1,017,251
UnitedHealth Group Inc., Senior Notes	4.625%	7/15/35	1,200,000	1,345,853
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	2,320,000	2,166,300
Total Health Care Providers & Services				11,599,416
Pharmaceuticals — 0.4%
Actavis Funding SCS, Senior Notes	4.550%	3/15/35	100,000	98,845
Mallinckrodt International Finance SA, Senior Notes	3.500%	4/15/18	700,000	680,750
Merck & Co. Inc., Senior Notes	3.700%	2/10/45	1,970,000	1,978,776
Valeant Pharmaceuticals International Inc., Senior Notes	5.375%	3/15/20	1,520,000	1,341,400	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.500%	7/15/21	710,000	642,550	(a)
Total Pharmaceuticals				4,742,321
Total Health Care				24,865,625
Industrials — 1.3%
Aerospace & Defense — 0.1%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	560,000	473,200	(a)
Lockheed Martin Corp., Senior Notes	4.500%	5/15/36	470,000	517,323
Total Aerospace & Defense				990,523
Airlines — 0.2%
Air 2 US, Notes	8.027%	10/1/19	158,292	167,790	(a)
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.820%	5/1/18	16,502	17,162
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.250%	11/10/19	1,717,092	1,936,022
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.703%	6/15/21	25,114	26,244
Delta Air Lines Inc., Pass-Through Certificates, Senior Secured Bonds	6.821%	8/10/22	554,442	643,152
US Airways, Pass-Through Certificates, Senior Secured Bonds	6.850%	1/30/18	121,052	124,683
Total Airlines				2,915,053

See Notes to Financial Statements.

20	Western Asset Total Return Unconstrained Fund 2016 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Commercial Services & Supplies — 0.3%
Republic Services Inc., Senior Notes	5.500%	9/15/19	290,000	$320,877
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	1,410,000	1,499,887
United Rentals North America Inc., Senior Notes	5.750%	11/15/24	310,000	310,775
Waste Management Inc., Senior Notes	3.500%	5/15/24	430,000	458,715
West Corp., Senior Notes	5.375%	7/15/22	1,330,000	1,203,650	(a)
Total Commercial Services & Supplies				3,793,904
Electrical Equipment — 0.2%
Eaton Corp., Senior Notes	4.150%	11/2/42	2,170,000	2,223,380
Industrial Conglomerates — 0.3%
Alfa SAB de CV, Senior Notes	5.250%	3/25/24	700,000	738,500	(a)
General Electric Co., Senior Notes	5.875%	1/14/38	1,320,000	1,731,786
General Electric Co., Senior Notes	6.875%	1/10/39	670,000	980,591
Total Industrial Conglomerates				3,450,877
Machinery — 0.1%
DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	1,290,000	1,270,650	(a)
Road & Rail — 0.1%
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	700,000	696,500	(a)
Total Industrials				15,340,887
Information Technology — 1.8%
Internet Software & Services — 0.1%
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	600,000	648,000
IT Services — 0.8%
First Data Corp., Senior Notes	7.000%	12/1/23	1,020,000	1,034,025	(a)
First Data Corp., Senior Secured Notes	5.000%	1/15/24	930,000	929,414	(a)
Visa Inc., Senior Notes	4.150%	12/14/35	1,770,000	1,930,300
Visa Inc., Senior Notes	4.300%	12/14/45	4,130,000	4,564,038
WEX Inc., Senior Notes	4.750%	2/1/23	830,000	763,600	(a)
Total IT Services				9,221,377
Semiconductors & Semiconductor Equipment — 0.2%
Intel Corp., Senior Notes	3.700%	7/29/25	70,000	76,513
Intel Corp., Senior Notes	4.900%	7/29/45	810,000	906,273
Micron Technology Inc., Senior Notes	5.250%	8/1/23	120,000	101,700	(a)
Micron Technology Inc., Senior Notes	5.500%	2/1/25	420,000	351,750
QUALCOMM Inc., Senior Subordinated Notes	4.800%	5/20/45	1,090,000	1,102,512
Total Semiconductors & Semiconductor Equipment				2,538,748
Technology Hardware, Storage & Peripherals — 0.7%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Senior Secured Notes	3.480%	6/1/19	4,130,000	4,183,649	(a)

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2016 Annual Report	21

Schedule of investments (cont’d)

May 31, 2016

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Technology Hardware, Storage & Peripherals — continued
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Senior Secured Notes	4.420%	6/15/21	4,090,000	$4,171,669	(a)
Total Technology Hardware, Storage & Peripherals				8,355,318
Total Information Technology				20,763,443
Materials — 3.1%
Chemicals — 0.5%
Axiall Corp., Senior Notes	4.875%	5/15/23	830,000	830,000
Eagle Spinco Inc., Senior Subordinated Notes	4.625%	2/15/21	170,000	170,425
LyondellBasell Industries NV, Senior Notes	6.000%	11/15/21	1,200,000	1,385,288
OCP SA, Senior Notes	5.625%	4/25/24	2,760,000	2,888,175	(a)
Total Chemicals				5,273,888
Construction Materials — 0.4%
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	4,250,000	4,632,925	(a)
Cemex SAB de CV, Senior Secured Notes	5.700%	1/11/25	450,000	425,250	(a)
Total Construction Materials				5,058,175
Containers & Packaging — 0.5%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	680,000	712,640	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	1,000,000	1,048,000	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	3.634%	12/15/19	1,790,000	1,794,475	(a)(c)
Pactiv LLC, Senior Notes	7.950%	12/15/25	500,000	505,000
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.000%	4/15/19	830,000	846,600
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.750%	10/15/20	660,000	680,625
WestRock RKT Co., Senior Notes	3.500%	3/1/20	70,000	71,872
WestRock RKT Co., Senior Notes	4.000%	3/1/23	40,000	41,071
Total Containers & Packaging				5,700,283
Metals & Mining — 1.7%
Alcoa Inc., Senior Notes	5.870%	2/23/22	1,170,000	1,202,175
ArcelorMittal SA, Senior Bonds	6.125%	6/1/25	160,000	156,000
ArcelorMittal SA, Senior Notes	6.500%	3/1/21	270,000	279,450
ArcelorMittal SA, Senior Notes	8.000%	10/15/39	830,000	784,350
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	465,000	470,768
Barrick North America Finance LLC, Senior Notes	5.700%	5/30/41	380,000	357,379
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	510,000	541,703
BHP Billiton Finance USA Ltd., Subordinated Notes	6.750%	10/19/75	1,330,000	1,377,880	(a)(c)
FMG Resources (August 2006) Pty Ltd., Senior Secured Notes	9.750%	3/1/22	600,000	639,000	(a)

See Notes to Financial Statements.

22	Western Asset Total Return Unconstrained Fund 2016 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
Glencore Finance Canada Ltd., Senior Notes	2.700%	10/25/17	530,000	$527,350	(a)
Glencore Funding LLC, Senior Notes	2.875%	4/16/20	2,470,000	2,266,472	(a)
Southern Copper Corp., Senior Notes	6.750%	4/16/40	1,750,000	1,693,753
Southern Copper Corp., Senior Notes	5.250%	11/8/42	4,400,000	3,630,462
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	6,460,000	5,361,800
Total Metals & Mining				19,288,542
Total Materials				35,320,888
Telecommunication Services — 3.3%
Diversified Telecommunication Services — 2.4%
AT&T Inc., Senior Notes	4.500%	5/15/35	2,330,000	2,333,339
AT&T Inc., Senior Notes	4.750%	5/15/46	5,740,000	5,700,882
Bharti Airtel International Netherlands BV, Senior Bonds	5.350%	5/20/24	2,170,000	2,355,057	(a)
Bharti Airtel Ltd., Senior Notes	4.375%	6/10/25	2,310,000	2,360,185	(a)
British Telecommunications PLC, Bonds	9.625%	12/15/30	1,710,000	2,692,130
Digicel Group Ltd., Senior Notes	8.250%	9/30/20	2,670,000	2,316,225	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	1,420,000	965,600
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	1,510,000	1,520,389	(a)
Telefonica Emisiones SAU, Senior Notes	6.221%	7/3/17	80,000	83,830
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	230,000	252,406
Turk Telekomunikasyon AS, Senior Notes	4.875%	6/19/24	2,050,000	1,998,627	(a)
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	930,000	1,066,680
Verizon Communications Inc., Senior Notes	6.400%	9/15/33	330,000	411,224
Verizon Communications Inc., Senior Notes	6.550%	9/15/43	2,385,000	3,124,209
Total Diversified Telecommunication Services				27,180,783
Wireless Telecommunication Services — 0.9%
Altice Financing SA, Senior Secured Bonds	7.500%	5/15/26	980,000	977,550	(a)
Altice Financing SA, Senior Secured Notes	6.625%	2/15/23	200,000	200,000	(a)
Sprint Capital Corp., Global Notes	6.900%	5/1/19	2,310,000	2,154,075
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	2,200,000	2,340,250	(a)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	4,810,000	5,134,675	(a)
Total Wireless Telecommunication Services				10,806,550
Total Telecommunication Services				37,987,333
Utilities — 0.9%
Electric Utilities — 0.5%
FirstEnergy Corp., Notes	7.375%	11/15/31	1,030,000	1,256,138
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	1,210,000	1,586,370
Pacific Gas & Electric Co., Senior Notes	5.800%	3/1/37	300,000	380,814
PT Perusahaan Listrik Negara, Senior Notes	5.500%	11/22/21	2,300,000	2,480,550	(b)
Total Electric Utilities				5,703,872

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2016 Annual Report	23

Schedule of investments (cont’d)

May 31, 2016

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Independent Power and Renewable Electricity Producers — 0.4%
Calpine Corp., Senior Notes	5.250%	6/1/26	320,000	$319,600	(a)
Calpine Corp., Senior Secured Notes	5.875%	1/15/24	260,000	272,350	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates, Secured Bonds	10.060%	12/30/28	915,837	860,887
Mirant Mid Atlantic LLC, Pass-Through Certificates, Senior Secured Notes	9.125%	6/30/17	4,024,032	3,863,071
Total Independent Power and Renewable Electricity Producers				5,315,908
Total Utilities				11,019,780
Total Corporate Bonds & Notes (Cost — $412,342,546)				418,458,001
Asset-Backed Securities — 7.5%
AASET, 2014-1 B	7.375%	12/15/29	1,782,052	1,767,795	(c)(g)
Access Group Inc., 2004-A B1	1.699%	7/1/39	7,400,000	6,012,752	(c)
Access Group Inc., 2005-B B2	1.138%	7/25/35	3,013,522	2,467,746	(c)
Access Group Inc., 2007-1 C	1.038%	10/25/35	1,394,189	1,195,891	(c)
ACE Securities Corp., 2006-GP1 A	0.706%	2/25/31	90,695	88,865	(c)
ALM Loan Funding, 2014-14A C	4.084%	7/28/26	610,000	566,626	(a)(c)
American Money Management Corp., 2015-16A E	6.230%	4/14/27	2,550,000	1,960,353	(a)(c)
American Money Management Corp., 2016-18A D	5.665%	5/26/28	2,000,000	1,945,258	(a)(c)
Amortizing Residential Collateral Trust, 2005-BC5 M1	1.481%	7/25/32	225,334	213,165	(c)
Asset Backed Securities Corp. Home Equity Loan Trust, 2005-HE3 M4	1.391%	4/25/35	1,250,000	1,180,812	(c)
Associates Manufactured Housing Pass-Through Certificates, 1997-CLB2	8.900%	6/15/28	1,126,896	1,130,914
Avery Point CLO Ltd., 2015-6A E1	6.133%	8/5/27	1,750,000	1,374,518	(a)(c)
Avis Budget Rental Car Funding AESOP LLC, 2014-1A C	3.750%	7/20/20	4,000,000	3,934,638	(a)
Bowman Park CLO Ltd., 2014-1A D1	4.354%	11/23/25	1,310,000	1,214,115	(a)(c)
Cent CLO LP, 2015-23A D	6.033%	4/17/26	1,000,000	839,656	(a)(c)
Centex Home Equity Loan Trust, 2003-B AF4	3.735%	2/25/32	140,857	141,422
Citigroup Mortgage Loan Trust Inc., 2007-WFH4 M1	2.096%	7/25/37	3,063,000	2,708,706	(c)
Community Funding CLO Ltd., 2015-1A A	5.750%	11/1/27	2,490,000	2,396,625	(a)(h)
Dryden Senior Loan Fund, 2015-40A E	6.576%	8/15/28	2,590,000	2,229,252	(a)(c)
Encore Credit Receivables Trust, 2005-4 M5	1.096%	1/25/36	3,160,000	1,912,730	(c)
First Franklin Mortgage Loan Asset-Backed Certificates, 2006-FF5 2A5, PO	0.000%	4/25/36	1,050,000	761,043
Fremont Home Loan Trust, 2006-B 2A2	0.546%	8/25/36	426,364	167,043	(c)
Galaxy CLO Ltd., 2015-20A E	6.134%	7/20/27	750,000	617,762	(a)(c)
GMAC Mortgage Corp. Loan Trust, 2006-HE4 A1	0.619%	12/25/36	639,671	566,374	(c)
GoldenTree Loan Opportunities Ltd., 2015-10A E2	5.834%	7/20/27	2,250,000	1,842,282	(a)(c)
Greenpoint Manufactured Housing, 1999-2 A2	3.076%	3/18/29	325,000	283,120	(c)

See Notes to Financial Statements.

24	Western Asset Total Return Unconstrained Fund 2016 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†		Value
Asset-Backed Securities — continued
Greenpoint Manufactured Housing, 1999-3 2A2	3.713%	6/19/29	150,000		$130,500	(c)
Greenpoint Manufactured Housing, 1999-4 A2	3.941%	2/20/30	175,000		152,250	(c)
Greenpoint Manufactured Housing, 2001-2 IA2	3.935%	2/20/32	275,000		242,169	(c)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.937%	3/13/32	350,000		308,147	(c)
GSAMP Trust, 2006-SEA1 A	0.746%	5/25/36	25,327		25,185	(a)(c)
GSRPM Mortgage Loan Trust, 2006-2 A2	0.739%	9/25/36	91,706		87,498	(a)(c)
IXIS Real Estate Capital Trust, 2005-HE4 A3	1.126%	2/25/36	95,808		94,944	(c)
Jamestown CLO Ltd., 2015-8A D2	7.114%	1/15/28	2,000,000		1,719,750	(a)(c)
Lehman XS Trust, 2006-16N A4B	0.686%	11/25/46	85,547		21,096	(c)
Lehman XS Trust, 2006-GP3 2A2	0.666%	6/25/46	18,708		6,111	(c)
Magnus Dritte Immobilienbesitz und Verwaltungs 1 GmbH, 1A JNR	7.250%	7/1/24	1,358,000	EUR	1,495,869	(a)(h)
Magnus-Relda Holding Vier GmbH, 1A JNR	7.000%	10/28/24	2,328,000	EUR	2,564,347	(a)(h)
MASTR Specialized Loan Trust, 2006-3 A	0.706%	6/25/46	219,436		182,890	(a)(c)
National Collegiate Student Loan Trust, 2006-3 A4	0.716%	3/26/29	2,210,000		2,004,101	(c)
National Collegiate Student Loan Trust, 2007-4 A3L	1.296%	3/25/38	5,533,825		3,126,658	(c)
Neuberger Berman CLO Ltd., 2015-19A D	5.878%	7/15/27	2,500,000		1,991,828	(a)(c)
Oaktree CLO Ltd., 2015-1A D	6.234%	10/20/27	900,000		703,589	(a)(c)
Option One Mortgage Loan Trust, 2005-1 A4	1.246%	2/25/35	227,146		225,794	(c)
Pinnacle Park CLO Ltd., 2014-1A D	4.128%	4/15/26	350,000		323,128	(a)(c)
RAAC Series, 2005-SP2 2A	0.746%	6/25/44	1,701,816		1,429,958	(c)
Renaissance Home Equity Loan Trust, 2006-2 AV3	0.686%	8/25/36	4,274,185		2,332,449	(c)
Security National Mortgage Loan Trust, 2005-2A A3	6.213%	2/25/36	1,794,734		1,749,038	(a)(c)
Security National Mortgage Loan Trust, 2007-1A 2A	0.789%	4/25/37	224,001		191,991	(a)(c)
SLM Student Loan Trust, 2008-4 A4	2.288%	7/25/22	2,430,000		2,437,166	(c)
SLM Student Loan Trust, 2008-5 A4	2.338%	7/25/23	2,426,374		2,437,525	(c)
SLM Student Loan Trust, 2008-8 A4	2.138%	4/25/23	2,725,000		2,722,763	(c)
SLM Student Loan Trust, 2010-1 A	0.846%	3/25/25	2,651,812		2,573,308	(c)
SMB Private Education Loan Trust, 2015-A C	4.500%	10/15/48	5,000,000		4,675,836	(a)
SoFi Consumer Loan Program	3.280%	9/15/23	5,742,681		5,613,471	(a)
Symphony CLO Ltd., 2014-14A D2	4.230%	7/14/26	1,750,000		1,660,185	(a)(c)
UCFC Manufactured Housing Contract, 1997-3 M	7.115%	1/15/29	3,720,814		3,700,534
Total Asset-Backed Securities (Cost — $91,299,406)					86,449,541
Collateralized Mortgage Obligations — 17.8%
Banc of America Funding Corp., 2015-R2 10A1	0.629%	6/29/37	2,453,080		2,356,293	(a)(c)
Banc of America Funding Corp., 2015-R2 4A1	0.604%	9/29/36	2,945,288		2,758,212	(a)(c)
Banc of America Funding Corp., 2015-R2 4A2	0.686%	9/29/36	7,224,267		3,392,364	(a)(c)
Banc of America Funding Corp., 2015-R2 9A2	0.688%	3/27/36	6,204,305		3,233,263	(a)(c)

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2016 Annual Report	25

Schedule of investments (cont’d)

May 31, 2016

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†		Value
Collateralized Mortgage Obligations — continued
Banc of America Funding Corp., 2015-R4 6A1	0.577%	8/27/36	4,276,327		$4,069,458	(a)(c)
Banc of America Mortgage Securities Inc., 2003-F 1A1	2.623%	7/25/33	8,975		8,549	(c)
Banc of America Mortgage Securities Inc., 2004-A 1A1	2.788%	2/25/34	16,335		15,682	(c)
Bank of America Merrill Lynch Large Loan Inc., 2014-INMZ MZB	8.914%	12/15/19	8,300,000		7,819,696	(a)(c)
BBCCRE Trust, 2015-GTP E	4.563%	8/10/33	6,700,000		5,447,100	(a)(c)
Bear Stearns Alt-A Trust, 2003-5 2A1	2.741%	12/25/33	318,171		317,849	(c)
Bear Stearns Alt-A Trust, 2004-10 1A1	1.126%	9/25/34	31,080		30,599	(c)
Bear Stearns Alt-A Trust, 2004-11 1A2	1.286%	11/25/34	31,188		30,269	(c)
Bear Stearns Mortgage Funding Trust, 2006-AR5 1A1	0.606%	12/25/46	593,133		461,131	(c)
Bear Stearns Mortgage Funding Trust, 2007-AR1 1A1	0.606%	1/25/37	3,300,598		2,468,214	(c)
BLCP Hotel Trust, 2014-CLMZ M	6.162%	8/15/29	3,059,050		2,939,608	(a)(c)
Carefree Portfolio Trust, 2014-CMZB MZB	8.156%	11/15/29	6,000,000		5,950,173	(a)(c)
CD Commercial Mortgage Trust, 2006-CD3 AJ	5.688%	10/15/48	240,000		149,758
CD Commercial Mortgage Trust, 2007-CD4 AJ	5.398%	12/11/49	6,441,382		5,127,850	(c)
Citigroup Commercial Mortgage Trust, 2006-C5 AJ	5.482%	10/15/49	360,000		321,681
Citigroup Commercial Mortgage Trust, 2008-C7 AJ	7.373%	12/10/49	3,230,000		2,374,740	(c)
Citigroup Mortgage Loan Trust Inc., 2005-9 1A1	0.706%	11/25/35	266,209		190,951	(c)
Citigroup Mortgage Loan Trust Inc., 2015-2 5A1	0.689%	3/25/47	2,845,194		2,626,528	(a)(c)
CitiMortgage Alternative Loan Trust, 2007-A5 1A4, IO	5.154%	5/25/37	22,173,857		4,177,158	(c)
Commercial Mortgage Trust, 2013-CR09 E	4.258%	7/10/45	1,392,000		1,055,086	(a)(c)
Commercial Mortgage Trust, 2013-CR12 E	5.084%	10/10/46	630,000		533,471	(a)(c)
Countrywide Alternative Loan Trust, 2005-28CB 2A3	5.750%	8/25/35	2,187,874		2,017,958
Countrywide Alternative Loan Trust, 2005-51 2A1	0.739%	11/20/35	220,445		175,110	(c)
Countrywide Alternative Loan Trust, 2005-52CB 1A2, IO	4.654%	11/25/35	11,287,700		1,552,922	(c)
Countrywide Alternative Loan Trust, 2005-76 3A1	0.706%	1/25/46	193,398		158,073	(c)
Countrywide Alternative Loan Trust, 2006-04CB 1A4, IO	4.854%	4/25/36	13,056,124		2,663,797	(c)
Countrywide Alternative Loan Trust, 2006-08T1 1A1	0.946%	4/25/36	3,180,597		1,905,871	(c)
Countrywide Alternative Loan Trust, 2006-08T1 1A2, IO	5.054%	4/25/36	7,422,862		1,237,902	(c)
Countrywide Alternative Loan Trust, 2006-21CB A6, IO	5.154%	7/25/36	4,571,918		1,000,739	(c)
Countrywide Alternative Loan Trust, 2006-J1 1A7	1.146%	2/25/36	3,255,300		2,414,626	(c)
Countrywide Home Loan Mortgage Pass-Through Trust, 2001-HYB1 1A1	2.374%	6/19/31	22,069		20,928	(c)
Countrywide Home Loan Mortgage Pass-Through Trust, 2003-60 1A1	2.862%	2/25/34	171,426		167,870	(c)
Credit Suisse Commercial Mortgage Trust, 2006-C5 AJ	5.373%	12/15/39	11,105,000		9,232,110
Credit Suisse European Mortgage Capital Ltd., 2014-1MGN B	7.165%	7/20/22	945,996	EUR	1,026,249	(a)(c)(h)
Credit Suisse Mortgage Trust, 2006-C3 AJ	6.076%	6/15/38	2,297,043		1,610,779	(c)
Credit Suisse Mortgage Trust, 2006-C4 AJ	5.538%	9/15/39	7,865,000		7,720,282	(c)

See Notes to Financial Statements.

26	Western Asset Total Return Unconstrained Fund 2016 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Credit Suisse Mortgage Trust, 2007-C5 AM	5.869%	9/15/40	7,165,000	$6,407,271	(c)
Credit Suisse Mortgage Trust, 2014-11R 14A1	0.633%	6/27/46	3,185,691	3,011,395	(a)(c)
Credit Suisse Mortgage Trust, 2014-USA E	4.373%	9/15/37	1,070,000	881,811	(a)
Credit Suisse Mortgage Trust, 2014-USA F	4.373%	9/15/37	4,280,000	3,246,767	(a)
Credit Suisse Mortgage Trust, 2015-03R 1A1	0.641%	7/29/37	1,773,672	1,660,068	(a)(c)
Credit Suisse Mortgage Trust, 2015-2R 3A1	0.649%	4/27/36	2,569,810	2,348,814	(a)(c)
Credit Suisse Mortgage Trust, 2015-2R 7A1	2.860%	8/27/36	2,345,752	2,338,008	(a)(c)
Credit Suisse Mortgage Trust, 2015-Town MZ	9.157%	3/15/17	3,900,000	3,779,100	(a)
Deutsche Mortgage Securities Inc., 2004-4 7AR2	0.896%	6/25/34	77,321	70,315	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K015 X1, IO	1.624%	7/25/21	1,588,299	107,778	(c)
Federal National Mortgage Association (FNMA), 2012-051 B	7.000%	5/25/42	140,557	163,131
Federal National Mortgage Association (FNMA), 2012-118 CI, IO	3.500%	12/25/39	1,795,382	210,410
First Horizon Alternative Mortgage Securities, 2005-AA12 1A1	2.569%	2/25/36	244,303	193,626	(c)
FREMF Mortgage Trust, 2012-K20 X2A, IO	0.200%	5/25/45	15,071,816	140,816	(a)
GE Business Loan Trust, 2006-1A C	0.855%	5/15/34	689,976	585,543	(a)(c)
GE Business Loan Trust, 2006-2A C	0.815%	11/15/34	646,640	558,245	(a)(c)
GMAC Commercial Mortgage Securities Inc., 2006-C1 AJ	5.349%	11/10/45	830,000	807,817	(c)
Government National Mortgage Association (GNMA), 2011-142 IO, IO	0.836%	9/16/46	17,826,256	613,505	(c)
Government National Mortgage Association (GNMA), 2012-112 IO, IO	0.364%	2/16/53	4,628,586	150,521	(c)
Government National Mortgage Association (GNMA), 2013-145 IO, IO	1.069%	9/16/44	5,931,937	367,285	(c)
Government National Mortgage Association (GNMA), 2014-016 IO, IO	1.022%	6/16/55	926,900	54,520	(c)
Government National Mortgage Association (GNMA), 2014-047 IA, IO	1.115%	2/16/48	2,461,609	137,931	(c)
Government National Mortgage Association (GNMA), 2014-050 IO, IO	0.950%	9/16/55	5,381,854	334,964	(c)
Government National Mortgage Association (GNMA), 2014-134 IA, IO	0.692%	1/16/55	73,019,268	2,803,042	(c)
Government National Mortgage Association (GNMA), 2015-073 IO, IO	0.891%	11/16/55	8,275,494	556,952	(c)
Greenpoint Mortgage Funding Trust, 2006-AR2 1A2	0.696%	4/25/36	575,319	1,479,897	(c)
Greenpoint Mortgage Funding Trust, 2006-AR3 3A1	0.676%	4/25/36	191,628	165,590	(c)
Greenpoint Mortgage Funding Trust, 2006-AR3 4A1	0.656%	4/25/36	2,229,524	1,651,009	(c)
GS Mortgage Securities Trust, 2006-GG8 AJ	5.622%	11/10/39	425,000	367,653
GS Mortgage Securities Trust, 2013-GC14 F	4.768%	8/10/46	890,000	721,797	(a)(c)
GS Mortgage Securities Trust, 2016-ICE2 E	8.935%	2/15/33	3,420,000	3,429,005	(a)(c)

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2016 Annual Report	27

Schedule of investments (cont’d)

May 31, 2016

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
GSMPS Mortgage Loan Trust, 2006-RP1 1AF1	0.796%	1/25/36	1,661,691	$1,356,554	(a)(c)
GSMSC Resecuritization Trust, 2015-2R A	1.279%	6/26/36	5,681,367	5,546,068	(a)(c)
HarborView Mortgage Loan Trust, 2006-13 A	0.619%	11/19/46	268,108	196,438	(c)
Indymac INDX Mortgage Loan Trust, 2006-AR11 5A1	3.318%	6/25/36	4,016,469	2,775,437	(c)
Indymac Manufactured Housing Contract, A2-2	6.170%	8/25/29	63,192	62,594
JPMBB Commercial Mortgage Securities Trust, 2015-C27 F	3.000%	2/15/48	2,700,000	1,293,978	(a)(c)
JPMBB Commercial Mortgage Securities Trust, 2015-C27 G	3.000%	2/15/48	2,049,500	962,958	(a)(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP7 AJ	5.981%	4/17/45	2,090,000	1,547,449	(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB18 AJ	5.502%	6/12/47	1,810,000	1,675,308	(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB19 AJ	5.433%	2/12/49	6,310,000	5,300,331	(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-LD12 AJ	6.009%	2/15/51	1,163,000	1,098,468	(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-CBMZ M	6.659%	10/15/19	1,700,000	1,630,411	(a)(c)
JPMorgan Reremic, 2014-6 3A1	0.649%	7/27/46	4,090,845	3,796,809	(a)(c)
JPMorgan Reremic, 2015-1 1A3	0.599%	12/27/36	15,840,000	8,712,117	(a)(c)
Lehman Mortgage Trust, 2006-8 2A2, IO	6.134%	12/25/36	12,920,084	3,929,539	(c)
Lehman Mortgage Trust, 2007-1 2A3, IO	6.184%	2/25/37	4,499,933	1,700,160	(c)
MASTR ARM Trust, 2003-3 3A4	2.383%	9/25/33	886,762	840,188	(c)
Merrill Lynch Mortgage Investors Trust, 2004-A3 4A3	3.136%	5/25/34	145,943	144,136	(c)
ML-CFC Commercial Mortgage Trust, 2007-5 AJ	5.450%	8/12/48	3,257,000	2,897,784	(c)
ML-CFC Commercial Mortgage Trust, 2007-5 AJFL	5.450%	8/12/48	4,200,000	3,739,890	(a)(c)
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	6.177%	9/12/49	840,000	715,512	(c)
Morgan Stanley Capital I Trust, 2006-IQ12 AJ	5.399%	12/15/43	1,185,000	919,856
Morgan Stanley Mortgage Loan Trust, 2004-6AR	2.896%	8/25/34	38,605	37,771	(c)
Morgan Stanley Mortgage Loan Trust, 2006-3AR 2A3	3.037%	3/25/36	269,293	215,774	(c)
Nomura Asset Acceptance Corp., 2006-AF2 4A	3.497%	8/25/36	235,133	178,025	(c)
Residential Accredit Loans Inc., 2006-QO2 A1	0.666%	2/25/46	3,105,354	1,359,718	(c)
Residential Accredit Loans Inc., 2006-QO3 A1	0.656%	4/25/46	5,592,392	2,448,168	(c)
Residential Accredit Loans Inc., 2006-QO3 A2	0.706%	4/25/46	884,488	393,129	(c)
Residential Accredit Loans Inc., 2007-QO1 A1	0.596%	2/25/47	1,477,552	1,138,865	(c)
Residential Asset Securitization Trust, 2005-A15 2A11, IO	5.104%	2/25/36	13,603,213	2,906,487	(c)
Sequoia Mortgage Trust, 2007-4 4A1	2.899%	7/20/47	656,464	478,213	(c)
Structured Agency Credit Risk Debt Notes, 2013-DN1 M2	7.596%	7/25/23	1,070,000	1,217,741	(c)
Structured Agency Credit Risk Debt Notes, 2015-HQ1 B	11.196%	3/25/25	4,326,416	4,514,289	(c)
Structured ARM Loan Trust, 2004-04 3A2	2.896%	4/25/34	372,698	368,819	(c)

See Notes to Financial Statements.

28	Western Asset Total Return Unconstrained Fund 2016 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†		Value
Collateralized Mortgage Obligations — continued
Structured Asset Mortgage Investments Inc., 2003-AR2 A1	1.179%	12/19/33	46,841		$44,748	(c)
Structured Asset Securities Corp., 2002-08A 7A1	2.207%	5/25/32	7,975		7,839	(c)
Structured Asset Securities Corp., 2002-11A 1A1	2.090%	6/25/32	2,099		1,909	(c)
Structured Asset Securities Corp., 2002-16A 1A1	2.852%	8/25/32	127,035		124,434	(c)
Structured Asset Securities Corp., 2002-18A 1A1	3.031%	9/25/32	4,428		4,411	(c)
Structured Asset Securities Corp., 2004-NP1 A	1.246%	9/25/33	72,600		71,470	(a)(c)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 G	4.886%	5/10/63	2,080,000		1,485,494	(a)(c)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 H	4.886%	5/10/63	3,650,000		1,557,090	(a)(c)
Wachovia Bank Commercial Mortgage Trust, 2006-C23 G	5.601%	1/15/45	1,630,000		1,583,406	(a)(c)
Waterfall Commercial Mortgage Trust, 2015-SBC5 A	4.104%	9/14/22	3,178,048		3,118,691	(a)(c)
Wells Fargo Commercial Mortgage Trust, 2013-LC12 E	3.500%	7/15/46	750,000		530,633	(a)
Wells Fargo Commercial Mortgage Trust, 2015-C26 E	3.250%	2/15/48	1,730,000		1,046,125	(a)
Wells Fargo Mortgage-Backed Securities Trust, 2005-AR9 4A1	2.903%	5/25/35	97,970		97,338	(c)
Total Collateralized Mortgage Obligations (Cost — $211,356,755)					205,878,057
Mortgage-Backed Securities — 1.9%
FHLMC — 0.1%
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.000%	5/1/43-7/1/43	651,913		706,855
FNMA — 1.8%
Federal National Mortgage Association (FNMA)	5.000%	1/1/39-7/1/39	868,941		962,897
Federal National Mortgage Association (FNMA)	5.500%	5/1/40	904,775		1,022,027
Federal National Mortgage Association (FNMA)	3.500%	4/1/43-10/1/43	16,078,421		16,988,079
Federal National Mortgage Association (FNMA)	4.000%	4/1/43-7/1/43	1,700,128		1,835,800
Total FNMA					20,808,803
GNMA — 0.0%
Government National Mortgage Association (GNMA) II	4.500%	4/20/41	223,132		243,046
Total Mortgage-Backed Securities (Cost — $21,108,082)					21,758,704
Municipal Bonds — 0.1%
Texas — 0.1%
North Texas State Higher Education Authority Revenue, Taxable — LIBOR Floating (Cost — $1,347,654)	1.725%	4/1/40	1,378,206		1,353,495	(c)
Non-U.S. Treasury Inflation Protected Securities — 3.8%
Germany — 0.6%
Bundesrepublik Deutscheland, Inflation Linked Bonds	0.100%	4/15/26	5,614,317	EUR	6,817,070	(b)

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2016 Annual Report	29

Schedule of investments (cont’d)

May 31, 2016

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†		Value
Japan — 3.2%
Japanese Government CPI Linked Bond, Senior Bonds	0.100%	3/10/24	1,111,800,000	JPY	$10,459,866
Japanese Government CPI Linked Bond, Senior Bonds	0.100%	9/10/24	1,688,100,000	JPY	16,072,279
Japanese Government CPI Linked Bond, Senior Bonds	0.100%	9/10/23	102,600,000	JPY	965,266
Japanese Government CPI Linked Bond, Senior Bonds	0.100%	3/10/25	995,000,000	JPY	9,482,309
Total Japan					36,979,720
Total Non-U.S. Treasury Inflation Protected Securities (Cost — $42,130,043)					43,796,790
Senior Loans — 4.1%
Consumer Discretionary — 1.7%
Auto Components — 0.0%
Schaeffler AG, USD Term Loan B	4.250%	5/15/20	131,385		131,976	(i)(j)
Distributors — 0.1%
ABC Supply Co. Inc., Term Loan	3.500%	4/16/20	1,186,093		1,186,340	(i)(j)
Hotels, Restaurants & Leisure — 0.6%
1011778 B.C. Unlimited Liability Co., Term Loan B2	3.750%	12/10/21	1,330,958		1,333,453	(i)(j)(k)
CCM Merger Inc., New Term Loan B	4.500%	8/8/21	1,026,552		1,029,119	(i)(j)
Equinox Holdings Inc., Repriced Term Loan B	—	1/31/20	1,650,000		1,646,906	(k)
Hilton Worldwide Finance LLC, USD Term Loan B2	—	10/26/20	1,925,000		1,930,080	(k)
Mohegan Tribal Gaming Authority, New Term Loan B	5.500%	6/15/18	1,450,244		1,442,993	(i)(j)
Total Hotels, Restaurants & Leisure					7,382,551
Media — 0.3%
Charter Communications Operating LLC, 2016 Term Loan I	3.500%	1/24/23	1,180,000		1,184,636	(i)(j)
Numericable U.S. LLC, USD Term Loan B7	—	1/15/24	650,000		650,812	(k)
Univision Communications Inc., Term Loan C4	4.000%	3/1/20	1,956,692		1,955,994	(i)(j)(k)
Total Media					3,791,442
Multiline Retail — 0.2%
Neiman Marcus Group Inc., 2020 Term Loan	4.250%	10/25/20	1,979,798		1,812,134	(i)(j)
Specialty Retail — 0.5%
Academy Ltd., 2015 Term Loan B	5.000%	7/1/22	2,038,891		1,973,478	(i)(j)(k)
Michaels Stores Inc., Term Loan B	3.750%	1/28/20	972,431		973,647	(i)(j)
Party City Holdings Inc., 2015 Term Loan B	4.250%	8/19/22	1,024,521		1,021,447	(i)(j)
PetSmart Inc., Term Loan B1	4.250%	3/11/22	1,485,000		1,483,819	(i)(j)
Total Specialty Retail					5,452,391
Total Consumer Discretionary					19,756,834
Consumer Staples — 0.1%
Food Products — 0.1%
Maple Holdings Acquisition Corp., USD Term Loan B	5.250%	3/3/23	833,067		835,497	(i)(j)

See Notes to Financial Statements.

30	Western Asset Total Return Unconstrained Fund 2016 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
Murray Energy Corp., Term Loan B2	7.500%	4/16/20	1,389,111	$949,804	(i)(j)
Financials — 0.1%
Real Estate Investment Trusts (REITs) — 0.1%
MGM Growth Properties LLC, 2016 Term Loan B	—	4/25/23	1,680,000	1,690,500	(k)
Health Care — 0.7%
Health Care Equipment & Supplies — 0.1%
DJO Finance LLC, 2015 Term Loan	—	6/8/20	1,000,000	976,250	(k)
Health Care Providers & Services — 0.6%
Air Medical Group Holdings Inc., Term Loan B	4.250%	4/28/22	2,138,750	2,115,224	(i)(j)(k)
Jaguar Holding Co. II, 2015 Term Loan B	—	8/18/22	1,000,000	1,001,000	(k)
MPH Acquisition Holdings LLC, 2016 Term Loan B	—	5/26/23	1,160,000	1,167,540	(k)
MPH Acquisition Holdings LLC, Term Loan	3.750%	3/31/21	854,706	855,907	(i)(j)
Radnet Management Inc., Term Loan B	4.250-5.750%	10/10/18	895,457	892,099	(i)(j)
Select Medical Corp., Term Loan B, Series F	6.000%	3/3/21	1,140,000	1,148,550	(i)(j)
Total Health Care Providers & Services				7,180,320
Total Health Care				8,156,570
Industrials — 0.6%
Airlines — 0.2%
American Airlines Inc., New Term Loan	3.250%	6/27/20	1,496,193	1,487,310	(i)(j)
Commercial Services & Supplies — 0.3%
Kronos Inc., Initial Incremental Term Loan	4.500%	10/30/19	1,709,261	1,708,193	(i)(j)(k)
Monitronics International Inc., New Term Loan B	4.250%	3/23/18	442,722	431,101	(i)(j)
Waste Industries USA Inc., New Term Loan B	—	2/27/20	1,650,000	1,656,187	(k)
Total Commercial Services & Supplies				3,795,481
Machinery — 0.1%
Gardner Denver Inc., USD Term Loan	4.250%	7/30/20	246,835	227,603	(i)(j)
Intelligrated Inc., First Lien Term Loan	4.500-6.000%	7/30/18	965,097	960,875	(i)(j)
Total Machinery				1,188,478
Total Industrials				6,471,269
Information Technology — 0.1%
IT Services — 0.1%
First Data Corp., Extended 2021 Term Loan	4.443%	3/24/21	750,000	752,062	(i)(j)
Software — 0.0%
Activision Blizzard Inc., Term Loan B	3.250%	10/12/20	51,000	51,128	(i)(j)
Total Information Technology				803,190
Materials — 0.2%
Containers & Packaging — 0.2%
Berry Plastics Holding Corp., Term Loan F	—	10/1/22	1,300,000	1,304,550	(k)

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2016 Annual Report	31

Schedule of investments (cont’d)

May 31, 2016

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†		Value
Containers & Packaging — continued
Consolidated Container Co., LLC, New Term Loan	5.000%	7/3/19	736,899		$722,161	(i)(j)
Total Materials					2,026,711
Telecommunication Services — 0.4%
Diversified Telecommunication Services — 0.2%
Intelsat Jackson Holdings SA, Term Loan B2	3.750%	6/30/19	478,252		439,872	(i)(j)
Virgin Media Investment Holdings Ltd., USD Term Loan F	3.649%	6/30/23	1,509,982		1,508,934	(i)(j)
Total Diversified Telecommunication Services					1,948,806
Wireless Telecommunication Services — 0.2%
Neptune Finco Corp., 2015 Term Loan B	5.000%	10/9/22	1,250,000		1,256,250	(i)(j)
T-Mobile USA Inc., Term Loan B	3.500%	11/9/22	768,075		772,875	(i)(j)
Telesat Canada, USD Term Loan B2	3.500%	3/28/19	952,973		950,988	(i)(j)
Total Wireless Telecommunication Services					2,980,113
Total Telecommunication Services					4,928,919
Utilities — 0.1%
Independent Power and Renewable Electricity Producers — 0.1%
Energy Future Intermediate Holding Co., LLC, DIP Term Loan	4.250%	12/19/16	980,000		979,184	(i)(j)
Windsor Financing LLC, Term Loan B	6.250%	12/5/17	121,742		116,872	(i)(j)
Total Utilities					1,096,056
Total Senior Loans (Cost — $47,145,454)					46,715,350
Sovereign Bonds — 4.2%
Argentina — 0.3%
Provincia de Buenos Aires, Senior Notes	9.125%	3/16/24	1,750,000		1,872,500	(a)
Republic of Argentina, Senior Notes	6.875%	4/22/21	820,000		858,950	(a)
Republic of Argentina, Senior Notes	7.500%	4/22/26	550,000		577,225	(a)
Republic of Argentina, Senior Notes	7.625%	4/22/46	360,000		368,100	(a)
Total Argentina					3,676,775
Brazil — 0.7%
Federative Republic of Brazil, Notes	10.000%	1/1/23	7,772,000	BRL	1,892,036
Federative Republic of Brazil, Notes	10.000%	1/1/25	5,000,000	BRL	1,181,821
Federative Republic of Brazil, Senior Notes	10.000%	1/1/17	18,494,000	BRL	5,013,319
Total Brazil					8,087,176
Ecuador — 0.1%
Republic of Ecuador, Senior Bonds	10.500%	3/24/20	970,000		972,425	(a)
Ghana — 0.3%
Republic of Ghana, Bonds	10.750%	10/14/30	2,880,000		2,880,288	(a)
Mexico — 2.4%
United Mexican States, Senior Bonds	6.500%	6/9/22	338,026,900	MXN	18,993,699
United Mexican States, Senior Bonds	10.000%	12/5/24	19,150,000	MXN	1,313,969

See Notes to Financial Statements.

32	Western Asset Total Return Unconstrained Fund 2016 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†		Value
Mexico — continued
United Mexican States, Senior Bonds	7.750%	11/13/42	117,201,900	MXN	$7,038,743
Total Mexico					27,346,411
Poland — 0.0%
Republic of Poland, Bonds	5.250%	10/25/20	180,000	PLN	51,555
Russia — 0.4%
Russian Federal Bond, Bonds	8.150%	2/3/27	259,800,000	RUB	3,750,353
Russian Federal Bond, Senior Bonds	7.000%	1/25/23	83,990,000	RUB	1,144,385
Total Russia					4,894,738
Total Sovereign Bonds (Cost — $56,936,309)					47,909,368
U.S. Government & Agency Obligations — 11.6%
U.S. Government Agencies — 0.2%
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	2,000,000		1,899,008
U.S. Government Obligations — 11.4%
U.S. Treasury Bonds	2.875%	5/15/43	360,000		379,575
U.S. Treasury Bonds	3.375%	5/15/44	10,000,000		11,569,140
U.S. Treasury Bonds	3.000%	11/15/45	15,200,000		16,361,371
U.S. Treasury Bonds	2.500%	2/15/46	4,130,000		4,014,971
U.S. Treasury Notes	0.625%	4/30/18	30,000		29,862
U.S. Treasury Notes	1.625%	7/31/19	630,000		641,123
U.S. Treasury Notes	1.375%	3/31/20	480,000		482,925
U.S. Treasury Notes	1.625%	6/30/20	650,000		659,217
U.S. Treasury Notes	1.375%	10/31/20	40,040,000		40,127,608
U.S. Treasury Notes	2.000%	11/30/22	6,610,000		6,767,245
U.S. Treasury Notes	2.375%	8/15/24	1,250,000		1,309,473
U.S. Treasury Notes	2.000%	8/15/25	670,000		679,893
U.S. Treasury Notes	1.625%	2/15/26	6,950,000		6,812,355
U.S. Treasury Notes	1.625%	5/15/26	580,000		568,989
U.S. Treasury Strip Principal (STRIPS)	0.000%	11/15/43	85,870,000		41,364,009
Total U.S. Government Obligations					131,767,756
Total U.S. Government & Agency Obligations (Cost — $119,269,979)					133,666,764
U.S. Treasury Inflation Protected Securities — 2.2%
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	1,652,400		2,083,100
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	4,214,880		4,036,515
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/45	5,561,160		5,308,589
U.S. Treasury Bonds, Inflation Indexed	1.000%	2/15/46	7,325,502		7,532,389
U.S. Treasury Notes, Inflation Indexed	0.375%	7/15/25	5,170,755		5,232,090
U.S. Treasury Notes, Inflation Indexed	0.625%	1/15/26	781,599		808,344
Total U.S. Treasury Inflation Protected Securities (Cost — $23,872,844)					25,001,027

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2016 Annual Report	33

Schedule of investments (cont’d)

May 31, 2016

Western Asset Total Return Unconstrained Fund

Security			Shares	Value
Common Stocks — 0.0%
Consumer Discretionary — 0.0%
Hotels, Restaurants & Leisure — 0.0%
Tropicana Entertainment Inc.			17,138	$337,618	*
Telecommunication Services — 0.0%
Diversified Telecommunication Services — 0.0%
Axtel SAB de CV, ADR			16,058	39,397	*(a)
Total Common Stocks (Cost — $320,514)				377,015

	Rate
Preferred Stocks — 0.3%
Financials — 0.3%
Consumer Finance — 0.3%
GMAC Capital Trust I (Cost — $3,961,616)	6.411%		158,099	3,959,589	(c)

		Expiration Date	Contracts
Purchased Options — 0.1%
Eurodollar Futures, Call @ $99.38		9/19/16	845	15,844
Eurodollar Futures, Put @ $99.13		6/13/16	845	5,281
Eurodollar Futures, Put @ $99.13		9/19/16	845	89,781
GBP LIBOR Futures, Put @ 98.88 GBP		10/21/16	244	0	(f)
GBP LIBOR Futures, Put @ 99.00 GBP		10/21/16	244	1,104
U.S. Dollar/Euro, Call @ $1.14		6/29/16	22,844,000	496,035
U.S. Treasury 5-Year Notes Futures, Call @ $120.75		6/24/16	585	100,547
U.S. Treasury 5-Year Notes Futures, Put @ $119.00		6/24/16	585	54,844
U.S. Treasury 5-Year Notes Futures, Put @ $120.00		6/24/16	466	171,110
U.S. Treasury 10-Year Notes Futures, Call @ $130.00		6/24/16	1,170	603,281
Total Purchased Options (Cost — $1,990,532)				1,537,827
Total Investments before Short-Term Investments (Cost — $1,033,081,734)				1,036,861,528

		Maturity Date	Face Amount†
Short-Term Investments — 10.2%
Repurchase Agreements — 3.3%
Bank of America repurchase agreement dated 5/31/16; Proceeds at maturity — $38,000,285; (Fully collateralized by U.S. government obligations, 1.750% due 12/31/20; Market value — $38,760,000) (Cost — $38,000,000)	0.270%	6/1/16	38,000,000	38,000,000

See Notes to Financial Statements.

34	Western Asset Total Return Unconstrained Fund 2016 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Shares	Value
Money Market Funds — 6.9%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $80,059,003)	0.239%	80,059,003	$80,059,003
Total Short-Term Investments (Cost — $118,059,003)			118,059,003
Total Investments — 100.0% (Cost — $1,151,140,737#)			1,154,920,531
Liabilities in Excess of Other Assets — 0.0%			(258,565)
Total Net Assets — 100.0%			$1,154,661,966
†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(d)	Security has no maturity date. The date shown represents the next call date.

(e)	The coupon payment on these securities is currently in default as of May 31, 2016.

(f)	Value is less than $1.

(g)	Illiquid security (unaudited).

(h)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(i)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(j)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(k)	All or a portion of this loan is unfunded as of May 31, 2016. The interest rate for fully unfunded term loans is to be determined.

#	Aggregate cost for federal income tax purposes is $1,153,036,894.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
ARM	— Adjustable Rate Mortgage
BRL	— Brazilian Real
CLO	— Collateral Loan Obligation
DIP	— Debtor-in-Possession
EUR	— Euro
GBP	— British Pound
IO	— Interest Only
JPY	— Japanese Yen
LIBOR	— London Interbank Offered Rate
MXN	— Mexican Peso
PLN	— Polish Zloty

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2016 Annual Report	35

Schedule of investments (cont’d)

May 31, 2016

Western Asset Total Return Unconstrained Fund

Abbreviations used in this schedule (cont’d):
PO	— Principal Only
RUB	— Russian Ruble
STRIPS	— Separate Trading of Registered Interest and Principal Securities

Security	Rate	Maturity Date	Face Amount†	Value
Securities Sold Short‡
Mortgage-Backed Securities — (0.2)%
FNMA — (0.2)%
Federal National Mortgage Association (FNMA) (Proceeds received — $(2,193,844))	3.500%	7/14/45	(2,100,000)	$(2,194,322	) (a)

†	Face amount denominated in U.S. dollars, unless otherwise noted.

‡	Percentages indicated are based on net assets.

(a)	This security is traded on a to-be-announced (“TBA”) basis.

Schedule of Written Options
Security	Expiration Date	Strike Price		Contracts/ Notional Amount†		Value
Eurodollar Futures, Call	9/19/16	$99.25		845		$63,375
GBP LIBOR Futures, Put	9/21/16	99.13	GBP	244		3,313
U.S. Treasury 10-Year Notes Futures, Put	6/24/16	128.50		701		164,297
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.26 Index, Call	6/15/16	103.50		11,540,000	‡	12,714
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.HY.26 Index, Put	7/20/16	100.00		23,080,000	‡	101,537
Total Written Options (Premiums received — $816,224)						$345,236

†	Notional amount denominated in U.S. dollars, unless otherwise noted.

‡	In the event an option is exercised and a credit event occurs as defined under the terms of the swap agreement, the notional amount is the maximum potential amount that could be required to be paid as a seller of credit protection or received as a buyer of credit protection.

Abbreviation used in this schedule:
GBP	— British Pound

See Notes to Financial Statements.

36	Western Asset Total Return Unconstrained Fund 2016 Annual Report

Statement of assets and liabilities

May 31, 2016

Assets:
Investments, at value (Cost — $1,151,140,737)	$1,154,920,531
Foreign currency, at value (Cost — $4,637,205)	4,303,946
Deposits with brokers for centrally cleared swap contracts	10,156,187
Interest receivable	8,596,946
Receivable for securities sold	5,057,715
Unrealized appreciation on forward foreign currency contracts	4,149,272
Deposits with brokers for open futures contracts	3,451,631
Foreign currency collateral for open futures contracts, at value (Cost — $3,135,415)	3,201,365
Receivable for Fund shares sold	964,520
OTC swaps, at value (premiums received — $1,330)	474,021
Deposits with brokers for written options	311,644
Deposits with brokers for purchased options	236,063
Receivable for open OTC swap contracts	74,496
Principal paydown receivable	45,485
Foreign currency collateral for written options, at value (Cost — $40,401)	40,186
Foreign currency collateral for purchased options, at value (Cost — $13,463)	13,391
Prepaid expenses	56,490
Total Assets	1,196,053,889

Liabilities:
Payable for securities purchased	26,084,827
Due to custodian	6,202,729
Investments sold short, at value (proceeds received — $2,193,844)	2,194,322
Payable for Fund shares repurchased	1,507,596
Unrealized depreciation on forward foreign currency contracts	1,201,893
Payable to broker — variation margin on open futures contracts	1,042,643
Payable to broker — variation margin on centrally cleared swaps	848,946
Investment management fee payable	550,648
Distributions payable	507,782
Written options, at value (premiums received — $816,224)	345,236
OTC swaps, at value (premiums received — $228,419)	150,340
Service and/or distribution fees payable	104,927
Payable for open OTC swap contracts	47,278
Directors’ fees payable	4,106
Accrued expenses	598,650
Total Liabilities	41,391,923
Total Net Assets	$1,154,661,966

Net Assets:
Par value (Note 7)	$113,920
Paid-in capital in excess of par value	1,225,080,558
Overdistributed net investment income	(5,174,262)
Accumulated net realized loss on investments, futures contracts, written options, short sales, swap contracts and foreign currency transactions	(48,254,267)
Net unrealized depreciation on investments, futures contracts, written options, short sales, swap contracts and foreign currencies	(17,103,983)
Total Net Assets	$1,154,661,966

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2016 Annual Report	37

Statement of assets and liabilities (cont’d)

May 31, 2016

Net Assets:
Class A	$226,970,151
Class A2	$1,171,940
Class C	$17,033,729
Class FI	$195,265,800
Class R	$567,783
Class I	$596,662,642
Class IS	$116,989,921

Shares Outstanding:
Class A	22,384,836
Class A2	115,663
Class C	1,680,568
Class FI	19,276,348
Class R	55,984
Class I	58,849,426
Class IS	11,557,627

Net Asset Value:
Class A (and redemption price)	$10.14
Class A2 (and redemption price)	$10.13
Class C*	$10.14
Class FI (and redemption price)	$10.13
Class R (and redemption price)	$10.14
Class I (and redemption price)	$10.14
Class IS (and redemption price)	$10.12
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$10.59
Class A2 (based on maximum initial sales charge of 4.25%)	$10.58

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

38	Western Asset Total Return Unconstrained Fund 2016 Annual Report

Statement of operations

For the Year Ended May 31, 2016

Investment Income:
Interest	$46,435,574
Dividends	337,114
Total Investment Income	46,772,688

Expenses:
Investment management fee (Note 2)	8,135,074
Transfer agent fees (Note 5)	1,458,517
Service and/or distribution fees (Notes 2 and 5)	1,116,754
Registration fees	143,308
Fund accounting fees	122,207
Legal fees	59,911
Audit and tax fees	54,939
Shareholder reports	51,889
Directors’ fees	35,747
Custody fees	17,595
Insurance	14,381
Commitment fees (Note 8)	6,367
Miscellaneous expenses	21,932
Total Expenses	11,238,621
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(248,560)
Net Expenses	10,990,061
Net Investment Income	35,782,627

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Short Sales, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(26,952,656)
Futures contracts	522,578
Written options	8,276,659
Securities sold short	(1,066)
Swap contracts	(7,904,833)
Foreign currency transactions	(5,038,138)
Net Realized Loss	(31,097,456)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	3,280,332
Futures contracts	(2,002,828)
Written options	(112,520)
Securities sold short	14,067
Swap contracts	(9,726,585)
Foreign currencies	611,184
Change in Net Unrealized Appreciation (Depreciation)	(7,936,350)
Net Loss on Investments, Futures Contracts, Written Options, Short Sales, Swap Contracts and Foreign Currency Transactions	(39,033,806)
Decrease in Net Assets From Operations	$(3,251,179)

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2016 Annual Report	39

Statements of changes in net assets

For the Years Ended May 31,	2016	2015

Operations:
Net investment income	$35,782,627	$31,304,753
Net realized gain (loss)	(31,097,456)	6,000,188
Change in net unrealized appreciation (depreciation)	(7,936,350)	(23,514,862)
Increase (Decrease) in Net Assets From Operations	(3,251,179)	13,790,079

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(24,966,029)	(36,389,654)
Return of capital	(9,581,326)	—
Decrease in Net Assets From Distributions to Shareholders	(34,547,355)	(36,389,654)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	542,588,805	649,691,069
Reinvestment of distributions	30,217,410	34,847,920
Cost of shares repurchased	(496,106,654)	(393,535,958)
Increase in Net Assets From Fund Share Transactions	76,699,561	291,003,031
Increase in Net Assets	38,901,027	268,403,456

Net Assets:
Beginning of year	1,115,760,939	847,357,483
End of year*	$1,154,661,966	$1,115,760,939
*Includes overdistributed net investment income of:	$(5,174,262)	$(2,263,673)

See Notes to Financial Statements.

40	Western Asset Total Return Unconstrained Fund 2016 Annual Report

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class A Shares[1]	2016	2015	2014[2]	2013[3]	2012[4]

Net asset value, beginning of year	$10.49	$10.74	$10.55	$10.64	$10.35

Income (loss) from operations:
Net investment income	0.31	0.31	0.12	0.19	0.09
Net realized and unrealized gain (loss)	(0.36)	(0.20)	0.18	(0.10)	0.33
Total income (loss) from operations	(0.05)	0.11	0.30	0.09	0.42

Less distributions from:
Net investment income	(0.23)	(0.36)	(0.11)	(0.18)	(0.13)
Return of capital	(0.07)	—	—	—	—
Total distributions	(0.30)	(0.36)	(0.11)	(0.18)	(0.13)

Net asset value, end of year	$10.14	$10.49	$10.74	$10.55	$10.64
Total return[5]	(0.41)%	1.03%	2.86%	0.87%	4.12%

Net assets, end of year (000s)	$226,970	$54,767	$27,436	$22,877	$2,546

Ratios to average net assets:
Gross expenses	1.40%	1.18%[6]	1.14%[7]	1.17%[6]	1.19%[7]
Net expenses[8]	1.25 [9]	1.18 [6]	1.14 [7,9]	1.17 [6,9]	1.16 [7,9]
Net investment income	3.06	2.92	2.76 [7]	1.80	1.38 [7]

Portfolio turnover rate[10]	59%	62%	48%	65%	85%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through May 31, 2014.

[3]	For the year ended December 31.

[4]	For the period April 30, 2012 (inception date) to December 31, 2012.

[5]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class A shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Directors’ consent.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 71% and 64% for the years ended May 31, 2016 and 2015, respectively, 60% for the period ended May 31, 2014, 178% for the year ended December 31, 2013 and 132% for the period ended December 31,2012.

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2016 Annual Report	41

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class A2 Shares[1]	2016	2015	2014[2]

Net asset value, beginning of year	$10.49	$10.74	$10.71

Income (loss) from operations:
Net investment income	0.29	0.28	0.02
Net realized and unrealized gain (loss)	(0.37)	(0.19)	0.03
Total income (loss) from operations	(0.08)	0.09	0.05

Less distributions from:
Net investment income	(0.21)	(0.34)	(0.02)
Return of capital	(0.07)	—	—
Total distributions	(0.28)	(0.34)	(0.02)

Net asset value, end of year	$10.13	$10.49	$10.74
Total return[3]	(0.64)%	0.90%	0.40%

Net assets, end of year (000s)	$1,172	$1,062	$10

Ratios to average net assets:
Gross expenses	1.54%	1.41%	1.32%[4]
Net expenses[5]	1.45 [6]	1.41	1.32 [4]
Net investment income	2.86	2.69	2.83 [4]

Portfolio turnover rate[7]	59%	62%	48%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period May 1, 2014 (inception date) to May 31, 2014.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class A2 shares did not exceed 1.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Directors’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 71% and 64% for the years ended May 31, 2016 and 2015, respectively, and 60% for the period ended May 31, 2014.

[8]	For the five months ended May 31, 2014.

See Notes to Financial Statements.

42	Western Asset Total Return Unconstrained Fund 2016 Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class C Shares[1]	2016	2015	2014[2]	2013[3]	2012[4]

Net asset value, beginning of year	$10.49	$10.74	$10.55	$10.64	$10.35

Income (loss) from operations:
Net investment income	0.25	0.23	0.08	0.10	0.06
Net realized and unrealized gain (loss)	(0.36)	(0.20)	0.18	(0.09)	0.31
Total income (loss) from operations	(0.11)	0.03	0.26	0.01	0.37

Less distributions from:
Net investment income	(0.18)	(0.28)	(0.07)	(0.10)	(0.08)
Return of capital	(0.06)	—	—	—	—
Total distributions	(0.24)	(0.28)	(0.07)	(0.10)	(0.08)

Net asset value, end of year	$10.14	$10.49	$10.74	$10.55	$10.64
Total return[5]	(1.07)%	0.37%	2.39%	0.05%	3.58%

Net assets, end of year (000s)	$17,034	$19,606	$6,379	$4,946	$141

Ratios to average net assets:
Gross expenses	1.88%	1.91%[6]	2.01%[6,7]	2.03%[6]	2.10%[7]
Net expenses[8]	1.88	1.91 [6]	2.00 [6,7,9]	1.99 [6,9]	1.91 [7,9]
Net investment income	2.42	2.18	1.88 [7]	0.94	0.87 [7]

Portfolio turnover rate[10]	59%	62%	48%	65%	85%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through May 31, 2014.

[3]	For the year ended December 31.

[4]	For the period April 30, 2012 (inception date) to December 31, 2012.

[5]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class C shares did not exceed 2.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Directors’ consent.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 71% and 64% for the years ended May 31, 2016 and 2015, respectively, 60% for the period ended May 31, 2014, 178% for the year ended December 31, 2013 and 132% for the period ended December 31,2012.

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2016 Annual Report	43

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class FI Shares[1]	2016	2015	2014[2]	2013[3]	2012[3]	2011[3]

Net asset value, beginning of year	$10.48	$10.73	$10.54	$10.63	$10.13	$10.22

Income (loss) from operations:
Net investment income	0.32	0.31	0.12	0.19	0.20	0.28
Net realized and unrealized gain (loss)	(0.36)	(0.20)	0.18	(0.09)	0.53	(0.11)
Total income (loss) from operations	(0.04)	0.11	0.30	0.10	0.73	0.17

Less distributions from:
Net investment income	(0.23)	(0.36)	(0.11)	(0.19)	(0.23)	(0.26)
Return of capital	(0.08)	—	—	—	—	—
Total distributions	(0.31)	(0.36)	(0.11)	(0.19)	(0.23)	(0.26)

Net asset value, end of year	$10.13	$10.48	$10.73	$10.54	$10.63	$10.13
Total return[4]	(0.36)%	1.02%	2.85%	0.91%	7.29%	1.69%

Net assets, end of year (000s)	$195,266	$226,485	$239,318	$210,594	$112,307	$3,613

Ratios to average net assets:
Gross expenses	1.16%	1.18%[5]	1.17%[5,6]	1.18%[5]	1.20%	1.37%
Net expenses[7]	1.16	1.18 [5,8]	1.16 [5,6,8]	1.14 [5,8]	1.10 [8]	1.05 [8]
Net investment income	3.15	2.91	2.73 [6]	1.80	1.87	2.79

Portfolio turnover rate[9]	59%	62%	48%	65%	85%	142%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through May 31, 2014.

[3]	For the year ended December 31.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, effective May 1, 2012, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class FI shares did not exceed 1.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Directors’ consent. Prior to May 1, 2014, the manager voluntarily waived fees and/or reimbursed operating expenses so that total annual operating expenses did not exceed 1.15%. Prior to May 1, 2012, as a result of expense limitation arrangement, the ratio of expenses to average net assets of Class FI shares did not exceed 1.05%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 71% and 64% for the years ended May 31, 2016 and 2015, respectively, 60% for the period ended May 31, 2014, 178%, 132% and 162% for the years ended December 31, 2013, 2012 and 2011, respectively.

See Notes to Financial Statements.

44	Western Asset Total Return Unconstrained Fund 2016 Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class R Shares[1]	2016	2015	2014[2]	2013[3]	2012[4]

Net asset value, beginning of year	$10.50	$10.74	$10.55	$10.64	$10.35

Income (loss) from operations:
Net investment income	0.29	0.28	0.10	0.15	0.11
Net realized and unrealized gain (loss)	(0.37)	(0.19)	0.18	(0.09)	0.29
Total income (loss) from operations	(0.08)	0.09	0.28	0.06	0.40

Less distributions from:
Net investment income	(0.21)	(0.33)	(0.09)	(0.15)	(0.11)
Return of capital	(0.07)	—	—	—	—
Total distributions	(0.28)	(0.33)	(0.09)	(0.15)	(0.11)

Net asset value, end of year	$10.14	$10.50	$10.74	$10.55	$10.64
Total return[5]	(0.72)%	0.83%	2.70%	0.54%	3.91%

Net assets, end of year (000s)	$568	$586	$11	$10	$10

Ratios to average net assets:
Gross expenses	1.42%	1.47%[6]	1.57%[7]	1.65%[6]	1.58%[7]
Net expenses[8]	1.42	1.47 [6]	1.50 [7,9]	1.50 [6,9]	1.50 [7,9]
Net investment income	2.89	2.71	2.35 [7]	1.41	1.60 [7]

Portfolio turnover rate[10]	59%	62%	48%	65%	85%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through May 31, 2014.

[3]	For the year ended December 31.

[4]	For the period April 30, 2012 (inception date) to December 31, 2012.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class R shares did not exceed 1.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Directors’ consent.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 71% and 64% for the years ended May 31, 2016 and 2015, respectively, 60% for the period ended May 31, 2014, 178% for the year ended December 31, 2013 and 132% for the period ended December 31,2012.

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2016 Annual Report	45

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class I Shares[1]	2016	2015	2014[2]	2013[3]	2012[3]	2011[3]

Net asset value, beginning of year	$10.49	$10.74	$10.55	$10.64	$10.14	$10.22

Income (loss) from operations:
Net investment income	0.35	0.33	0.13	0.22	0.26	0.31
Net realized and unrealized gain (loss)	(0.36)	(0.19)	0.18	(0.10)	0.50	(0.10)
Total income (loss) from operations	(0.01)	0.14	0.31	0.12	0.76	0.21

Less distributions from:
Net investment income	(0.25)	(0.39)	(0.12)	(0.21)	(0.26)	(0.29)
Return of capital	(0.09)	—	—	—	—	—
Total distributions	(0.34)	(0.39)	(0.12)	(0.21)	(0.26)	(0.29)

Net asset value, end of year	$10.14	$10.49	$10.74	$10.55	$10.64	$10.14
Total return[4]	(0.11)%	1.30%	2.97%	1.18%	7.53%	2.04%

Net assets, end of year (000s)	$596,663	$534,868	$297,301	$245,613	$163,240	$110,681

Ratios to average net assets:
Gross expenses	0.91%	0.91%[5]	0.87%[5,6]	0.89%	0.90%	0.85%[5]
Net expenses[7]	0.91	0.91 [5]	0.87 [5,6,8]	0.87 [8]	0.84 [8]	0.80 [5,8]
Net investment income	3.40	3.16	3.02 [6]	2.06	2.46	3.07

Portfolio turnover rate[9]	59%	62%	48%	65%	85%	142%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through May 31, 2014.

[3]	For the year ended December 31.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Reflects recapture of fees waived/reimbursed from prior fiscal years.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, effective May 1, 2012, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class I shares did not exceed 0.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Directors’ consent. Prior to May 1, 2014, the manager voluntarily waived fees and/or reimbursed operating expenses so that total annual operating expenses did not exceed 0.90%. Prior to May 1, 2012, as a result of expense limitation arrangement, the ratio of expenses to average net assets of Class I shares did not exceed 0.80%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 71% and 64% for the years ended May 31, 2016 and 2015, respectively, 60% for the period ended May 31, 2014, 178%, 132% and 162% for the years ended December 31, 2013, 2012 and 2011, respectively.

See Notes to Financial Statements.

46	Western Asset Total Return Unconstrained Fund 2016 Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class IS Shares[1]	2016	2015	2014[2]	2013[3]	2012[3]	2011[3]

Net asset value, beginning of year	$10.48	$10.73	$10.54	$10.63	$10.13	$10.21

Income (loss) from operations:
Net investment income	0.36	0.35	0.13	0.22	0.26	0.32
Net realized and unrealized gain (loss)	(0.37)	(0.20)	0.18	(0.09)	0.50	(0.11)
Total income (loss) from operations	(0.01)	0.15	0.31	0.13	0.76	0.21

Less distributions from:
Net investment income	(0.26)	(0.40)	(0.12)	(0.22)	(0.26)	(0.29)
Return of capital	(0.09)	—	—	—	—	—
Total distributions	(0.35)	(0.40)	(0.12)	(0.22)	(0.26)	(0.29)

Net asset value, end of year	$10.12	$10.48	$10.73	$10.54	$10.63	$10.13
Total return[4]	(0.10)%	1.40%	2.99%	1.22%	7.55%	2.03%

Net assets, end of year (000s)	$116,990	$278,387	$276,902	$249,022	$208,054	$190,137

Ratios to average net assets:
Gross expenses	0.80%	0.81%[5]	0.82%[5,6]	0.83%[5]	0.85%	0.83%[5]
Net expenses[7]	0.80	0.81 [5]	0.82 [5,6,8]	0.83 [5,8]	0.82 [8]	0.80 [5,8]
Net investment income	3.51	3.28	3.06 [6]	2.09	2.50	3.11

Portfolio turnover rate[9]	59%	62%	48%	65%	85%	142%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through May 31, 2014.

[3]	For the year ended December 31.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, effective May 1, 2012, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class IS shares did not exceed 0.85%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Directors’ consent. Prior to May 1, 2014, the manager voluntarily waived fees and/or reimbursed operating expenses so that total annual fund operating expenses did not exceed 0.85%. Prior to May 1, 2012, as a result of expense limitation arrangement, the ratio of expenses to average net assets of Class IS shares did not exceed 0.80%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 71% and 64% for the years ended May 31, 2016 and 2015, respectively, 60% for the period ended May 31, 2014, 178%, 132% and 162% for the years ended December 31, 2013, 2012 and 2011, respectively.

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2016 Annual Report	47

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Total Return Unconstrained Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

48	Western Asset Total Return Unconstrained Fund 2016 Annual Report

adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset Total Return Unconstrained Fund 2016 Annual Report	49

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Consumer staples	—	$41,212,373	$21,624		$41,233,997
Financials	—	126,274,294	0	*	126,274,294
Industrials	—	15,323,725	17,162		15,340,887
Other corporate bonds & notes	—	235,608,823	—		235,608,823
Asset-backed securities	—	74,379,229	12,070,312		86,449,541
Collateralized mortgage obligations	—	204,851,808	1,026,249		205,878,057
Mortgage-backed securities	—	21,758,704	—		21,758,704
Municipal bonds	—	1,353,495	—		1,353,495
Non-U.S. Treasury inflation protected securities	—	43,796,790	—		43,796,790
Senior loans:
Health care	—	7,008,020	1,148,550		8,156,570
Utilities	—	979,184	116,872		1,096,056
Other senior loans	—	37,462,724	—		37,462,724
Sovereign bonds	—	47,909,368	—		47,909,368
U.S. government & agency obligations	—	133,666,764	—		133,666,764
U.S. Treasury inflation protected securities	—	25,001,027	—		25,001,027
Common stocks:
Consumer discretionary	$337,618	—	—		337,618
Telecommunication services	—	39,397	—		39,397
Preferred stocks	3,959,589	—	—		3,959,589
Purchased options	1,040,688	497,139	—		1,537,827
Total long-term investments	$5,337,895	$1,017,122,864	$14,400,769		$1,036,861,528
Short-term investments†:
Repurchase agreements	—	38,000,000	—		38,000,000
Money market funds	80,059,003	—	—		80,059,003
Total short-term investments	$80,059,003	$38,000,000	—		$118,059,003
Total investments	$85,396,898	$1,055,122,864	$14,400,769		$1,154,920,531
Other financial instruments:
Futures contracts	$273,813	—	—		$273,813
Forward foreign currency contracts	—	$4,149,272	—		4,149,272
Centrally cleared credit default swaps on credit indices — sell protection	—	455,898	—		455,898
OTC currency swaps‡	—	474,021	—		474,021
Total other financial instruments	$273,813	$5,079,191	—		$5,353,004
Total	$85,670,711	$1,060,202,055	$14,400,769		$1,160,273,535

50	Western Asset Total Return Unconstrained Fund 2016 Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Securities sold short	—	$2,194,322	—	$2,194,322
Written options	$227,672	117,564	—	345,236
Futures contracts	1,377,189	—	—	1,377,189
Forward foreign currency contracts	—	1,201,893	—	1,201,893
Centrally cleared credit default swaps on credit indices — buy protection	—	165,594	—	165,594
Centrally cleared interest rate swaps	—	23,709,225	—	23,709,225
Centrally cleared credit default swaps on credit indices — sell protection	—	47,525	—	47,525
OTC credit default swaps on sovereign issues — sell protection‡	—	150,340	—	150,340
Total	$1,604,861	$27,586,463	—	$29,191,324

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

‡	Value includes any premium paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds & Notes				Asset- Backed Securities
Investments in Securities	Consumer Staples	Financials		Industrials
Balance as of May 31, 2015	$24,005	$0	*	$3,471,003	$5,668,813
Accrued premiums/discounts	51	(3,544)		(34,498)	33,301
Realized gain (loss)[1]	—	—		9,015	(250,350)
Change in unrealized appreciation (depreciation)[2]	(1,005)	3,544		(81,663)	(43,725)
Purchases	—	—		—	9,289,636
Sales	(1,427)	—		(448,804)	(1,213,699)
Transfers into Level 3	—	—		—	—
Transfers out of Level 3[3]	—	—		(2,897,891)	(1,413,664)
Balance as of May 31, 2016	$21,624	$0	*	$17,162	$12,070,312
Net change in unrealized appreciation (depreciation) for investments in securities still held at May 31, 2016[2]	$(1,005)	$3,544		$(1,226)	$(298,386)

Western Asset Total Return Unconstrained Fund 2016 Annual Report	51

Notes to financial statements (cont’d)

	Collateralized Mortgage Obligations	Senior Loans		Total
Investments in Securities (cont’d)		Heath Care	Utilities
Balance as of May 31, 2015	$22,399,352	—	$132,979	$31,696,152
Accrued premiums/discounts	33,805	$881	(794)	29,202
Realized gain (loss)[1]	(11,705)	—	(144)	(253,184)
Change in unrealized appreciation (depreciation)[2]	(120,392)	30,469	(4,594)	(217,366)
Purchases	1,392	1,117,200	—	10,408,228
Sales	(6,722,620)	—	(10,575)	(8,397,125)
Transfers into Level 3	—	—	—	—
Transfers out of Level 3[3]	(14,553,583)	—	—	(18,865,138)
Balance as of May 31, 2016	$1,026,249	$1,148,550	$116,872	$14,400,769
Net change in unrealized appreciation (depreciation) for investments in securities still held at May 31, 2016[2]	$123,860	$30,469	$(4,594)	$(147,338)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of

52	Western Asset Total Return Unconstrained Fund 2016 Annual Report

inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(d) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(e) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At May 31, 2016, the Fund had sufficient cash and/or securities to cover these commitments.

(f) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge exposure of bond positions or in an attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the

Western Asset Total Return Unconstrained Fund 2016 Annual Report	53

Notes to financial statements (cont’d)

amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(h) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(i) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

54	Western Asset Total Return Unconstrained Fund 2016 Annual Report

(j) Options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at the specified option exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the net asset value of the Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

(k) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities.

Western Asset Total Return Unconstrained Fund 2016 Annual Report	55

Notes to financial statements (cont’d)

These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of May 31, 2016, the total notional value of all OTC credit default swaps to sell protection was $1,528,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended May 31, 2016, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are

56	Western Asset Total Return Unconstrained Fund 2016 Annual Report

disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Currency swaps

The Fund enters into currency swap agreements to manage its exposure to currency risk. A currency swap is an agreement between the Fund and a counterparty in which interest rate cash flows are exchanged based on the notional amounts of two different currencies or exchanged based on interest rates available in the respective currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the

Western Asset Total Return Unconstrained Fund 2016 Annual Report	57

Notes to financial statements (cont’d)

trade. Currency swaps may also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at the same exchange rate, a specified rate or the current spot rate. The entire principal value of a currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

(l) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(m) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a

58	Western Asset Total Return Unconstrained Fund 2016 Annual Report

material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(n) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write swaptions to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(o) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(p) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

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Notes to financial statements (cont’d)

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(q) Credit and market risk. Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(r) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(s) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions.

60	Western Asset Total Return Unconstrained Fund 2016 Annual Report

Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of May 31, 2016, the Fund held written options, forward foreign currency contracts and OTC credit default swaps with credit related contingent features which had a liability position of $1,697,469. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of May 31, 2016, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $351,830, which could be used to reduce the required payment.

(t) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(u) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly.

Western Asset Total Return Unconstrained Fund 2016 Annual Report	61

Notes to financial statements (cont’d)

Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(v) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(w) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(x) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(y) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	—	$1,073,088	$(1,073,088)
(b)	$(13,727,187)	13,727,187	—

(a)	Reclassifications are due to the expiration of a capital loss carryfoward.

(b)

Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes, losses from mortgage backed securities treated as capital losses for tax purposes, book/tax differences in the treatment of swap contracts and book/tax differences in the treatment of other items.

2. Investment management agreement and other transactions with affiliates

The Fund has an investment management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”). Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company

62	Western Asset Total Return Unconstrained Fund 2016 Annual Report

Ltd (“Western Japan”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class A, Class A2, Class C, Class FI, Class R, Class I and Class IS shares did not exceed 1.25%, 1.45%, 2.00%, 1.20%, 1.50%, 0.95% and 0.85%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Directors’ consent.

During the year ended May 31, 2016, fees waived and/or expenses reimbursed amounted to $248,560.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at May 31, 2016, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class A2	Class C	Class FI	Class R	Class I	Class IS
Expires May 31, 2017	—	—	—	$1,033	—	—	—
Expires May 31, 2018	$247,481	$1,079	—	—	—	—	—
Fees waived/expense reimbursements subject to recapture	$247,481	$1,079	—	$1,033	—	—	—

For the year ended May 31, 2016, LMPFA did not recapture any fees.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

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Notes to financial statements (cont’d)

For the year ended May 31, 2016, LMIS and its affiliates retained sales charges of $1,991 and $830 on sales of the Fund’s Class A and Class A2 shares, respectively. In addition, for the year ended May 31, 2016, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C
CDSCs	$400	$4,479

All officers of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

3. Investments

During the year ended May 31, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$413,528,532	$348,350,410
Sales	347,889,222	334,672,896

At May 31, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$42,172,266
Gross unrealized depreciation	(40,288,629)
Net unrealized appreciation	$1,883,637

At May 31, 2016, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	182	3/17	$44,908,500	$45,038,175	$129,675
U.S. Treasury 5-Year Notes	2,266	9/16	272,041,410	272,185,548	144,138
					273,813
Contracts to Sell:
90-Day Eurodollar	1,571	6/16	389,823,368	389,912,381	(89,013)
90-Day Eurodollar	1,749	12/16	433,065,488	433,139,850	(74,362)
Euro-Bund	472	6/16	85,466,786	86,112,278	(645,492)
Japanese 10-Year Bonds	97	6/16	132,920,688	133,172,981	(252,293)
U.S. Treasury 2-Year Notes	10	9/16	2,178,139	2,179,063	(924)
U.S. Treasury 10-Year Notes	1,673	9/16	216,840,774	216,967,188	(126,414)
U.S. Treasury Ultra 10-Year Notes	117	9/16	16,419,711	16,498,828	(79,117)
U.S. Treasury Long-Term Bonds	307	9/16	50,040,643	50,136,938	(96,295)
U.S. Treasury Ultra Long-Term Bonds	147	9/16	25,730,095	25,743,374	(13,279)
					(1,377,189)
Net unrealized depreciation on open futures contracts					$(1,103,376)

64	Western Asset Total Return Unconstrained Fund 2016 Annual Report

During the year ended May 31, 2016, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Amount	Premiums
Written options, outstanding as of May 31, 2015	10,306,698	$1,481,658
Options written	158,891,389	13,942,553
Options closed	(79,971,532)	(12,539,054)
Options exercised	—	—
Options expired	(54,604,765)	(2,068,933)
Written options, outstanding as of May 31, 2016	34,621,790	$816,224

At May 31, 2016, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN	106,431,289	USD	6,042,769	Bank of America N.A.	7/14/16	$(302,309)
USD	6,023,054	EUR	5,280,000	Bank of America N.A.	7/14/16	139,703
USD	4,655,325	JPY	513,210,000	Bank of America N.A.	7/14/16	14,051
JPY	391,360,000	USD	3,550,169	Barclays Bank PLC	7/14/16	(10,860)
SGD	5,000,000	USD	3,677,742	Barclays Bank PLC	7/14/16	(49,414)
USD	7,728,981	BRL	28,581,000	Barclays Bank PLC	7/14/16	(85,300)
USD	19,583,301	CNY	127,360,000	Barclays Bank PLC	7/14/16	264,182
USD	3,860,088	EUR	3,380,000	Barclays Bank PLC	7/14/16	93,852
USD	12,422,605	JPY	1,322,200,000	Barclays Bank PLC	7/14/16	465,138
USD	20,310,755	SGD	27,600,000	Barclays Bank PLC	7/14/16	282,386
CAD	20,150,000	USD	15,434,226	Citibank, N.A.	7/14/16	(68,508)
COP	15,478,653,801	USD	5,102,573	Citibank, N.A.	7/14/16	(135,040)
INR	1,300,194,532	USD	19,381,300	Citibank, N.A.	7/14/16	(195,989)
NOK	62,360,000	USD	7,504,483	Citibank, N.A.	7/14/16	(50,999)
USD	5,423,495	COP	15,478,653,801	Citibank, N.A.	7/14/16	455,962
USD	12,808,010	EUR	11,210,267	Citibank, N.A.	7/14/16	316,733
USD	16,461,471	JPY	1,825,099,697	Citibank, N.A.	7/14/16	(44,028)
USD	11,181,210	MXN	204,700,000	JPMorgan Chase & Co.	7/14/16	140,546
CAD	1,743,930	USD	1,359,933	Citibank, N.A.	8/12/16	(29,994)
CAD	8,400,000	USD	6,386,677	Citibank, N.A.	8/12/16	19,245
EUR	1,200,000	USD	1,340,946	Citibank, N.A.	8/12/16	(2,514)
MXN	72,939,122	USD	4,088,356	Citibank, N.A.	8/12/16	(166,201)
SGD	5,940,000	USD	4,368,932	Citibank, N.A.	8/12/16	(60,737)
USD	344,342	EUR	300,000	Citibank, N.A.	8/12/16	9,734
USD	17,662,982	EUR	15,405,331	Citibank, N.A.	8/12/16	480,487
USD	251,286	EUR	220,000	Citibank, N.A.	8/12/16	5,907
USD	182,743	EUR	160,000	Citibank, N.A.	8/12/16	4,285
USD	241,447	EUR	211,000	Citibank, N.A.	8/12/16	6,106
USD	44,018,510	JPY	4,702,761,491	Citibank, N.A.	8/12/16	1,450,955
Total						$2,947,379

Western Asset Total Return Unconstrained Fund 2016 Annual Report	65

Notes to financial statements (cont’d)

Abbreviations used in this table:
BRL	— Brazilian Real
CAD	— Canadian Dollar
CNY	— Chinese Yuan Renminbi
COP	— Colombian Peso
EUR	— Euro
INR	— Indian Rupee
JPY	— Japanese Yen
MXN	— Mexican Peso
NOK	— Norwegian Krone
SGD	— Singapore Dollar
USD	— United States Dollar

At May 31, 2016, the Fund had the following open swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Central Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Chicago Mercantile Exchange (Markit CDX.NA.HY.25 Index)	$15,414,300	12/20/20	5.000% quarterly	$570,088	$114,190	$455,898
Chicago Mercantile Exchange (Markit CDX.NA.IG.25 Index)	43,400,000	12/20/20	1.000% quarterly	321,885	369,410	(47,525)
Total	$58,814,300			$891,973	$483,600	$408,373

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[4]
Central Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Chicago Mercantile Exchange (Markit CDX.NA.HY.26 Index)	$11,540,000	6/20/21	5.000% quarterly	$(319,231)	$(153,637)	$(165,594)

CENTRALLY CLEARED INTEREST RATE SWAPS
Central Counterparty	Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Depreciation
Chicago Mercantile Exchange	$403,760,000	7/27/16	0.550%**	FEDL01**	—	$(59,987)
Chicago Mercantile Exchange	34,472,000	10/31/22	1.900% semi-annually	3-Month LIBOR quarterly	$61,463	(1,006,109)
Chicago Mercantile Exchange	156,488,000	11/30/22	1.900% semi-annually	3-Month LIBOR quarterly	—	(4,259,331)
Chicago Mercantile Exchange	79,450,000	11/15/43	2.224%**	3-Month LIBOR quarterly	(2,392,580)	(18,383,798)
Total	$674,170,000				$(2,331,117)	$(23,709,225)

66	Western Asset Total Return Unconstrained Fund 2016 Annual Report

OTC CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at May 31, 2016[5]	Periodic Payments Received by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Barclays Capital Inc. (Federative Republic of Brazil, 4.250%, due 1/7/25)	$431,000	12/20/20	3.35%	1.000% quarterly	$(42,406)	$(64,709)	$22,303
Barclays Capital Inc. (Federative Republic of Brazil, 4.250%, due 1/7/25)	1,097,000	12/20/20	3.35%	1.000% quarterly	(107,934)	(163,710)	55,776
Total	$1,528,000				$(150,340)	$(228,419)	$78,079

OTC CURRENCY SWAPS
Swap Counterparty	Notional Amount Received*	Notional Amount Delivered*		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation
Barclays Capital Inc.	$1,904,000	1,400,000	EUR	7/1/24	7.250%	9.005%	$(1,330)	$475,351

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[5]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

†	Percentage shown is an annual percentage rate.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

**	One time payment made or received at termination date.

Abbreviations used in this table:
EUR	— Euro

Western Asset Total Return Unconstrained Fund 2016 Annual Report	67

Notes to financial statements (cont’d)

At May 31, 2016, the Fund held collateral received from Barclays Capital Inc., in the amount of $316,704. This amount could be used to reduce the Fund’s exposure to the counterparty in the event of default.

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at May 31, 2016.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]	$1,041,792	$496,035	—	$1,537,827
Futures contracts[3]	273,813	—	—	273,813
OTC swap contracts[4]	—	474,021	—	474,021
Centrally cleared swap contracts[5]	—	—	$455,898	455,898
Forward foreign currency contracts	—	4,149,272	—	4,149,272
Total	$1,315,605	$5,119,328	$455,898	$6,890,831

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	$230,985	—	$114,251	$345,236
Futures contracts[3]	1,377,189	—	—	1,377,189
OTC swap contracts[4]	—	—	150,340	150,340
Centrally cleared swap contracts[5]	23,709,225	—	213,119	23,922,344
Forward foreign currency contracts	—	$1,201,893	—	1,201,893
Total	$25,317,399	$1,201,893	$477,710	$26,997,002

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[5]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended May 31, 2016. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

68	Western Asset Total Return Unconstrained Fund 2016 Annual Report

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(10,006,178)	$(700,438)	$(135,460)	$(10,842,076)
Written options	7,355,468	406,600	514,591	8,276,659
Futures contracts	522,578	—	—	522,578
Swap contracts	(6,229,071)	57,824	(1,733,586)	(7,904,833)
Forward foreign currency contracts[2]	—	(5,154,195)	—	(5,154,195)
Total	$(8,357,203)	$(5,390,209)	$(1,354,455)	$(15,101,867)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

[2]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(323,049)	$42,582	$2,942	$(277,525)
Written options	(218,793)	—	106,273	(112,520)
Futures contracts	(2,002,828)	—	—	(2,002,828)
Swap contracts	(9,982,813)	(108,400)	364,628	(9,726,585)
Forward foreign currency contracts[2]	—	662,350	—	662,350
Total	$(12,527,483)	$596,532	$473,843	$(11,457,108)

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

[2]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the year ended May 31, 2016, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$1,321,340
Written options	1,055,266
Futures contracts (to buy)	307,361,628
Futures contracts (to sell)	1,276,008,135
Forward foreign currency contracts (to buy)	85,755,780
Forward foreign currency contracts (to sell)	152,738,080

Average Notional Balance
Interest rate swap contracts	$804,548,077
Credit default swap contracts (to buy protection)	15,959,631
Credit default swap contracts (to sell protection)	34,118,638
Currency swap contracts	1,904,000

Western Asset Total Return Unconstrained Fund 2016 Annual Report	69

Notes to financial statements (cont’d)

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at May 31, 2016:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received[2,3]	Net Amount
Purchased options[4]	$1,537,827	—	$1,537,827
OTC swap contracts	474,021	$(316,704)	157,317
Forward foreign currency contracts	4,149,272	—	4,149,272
Total	$6,161,120	$(316,704)	$5,844,416

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at May 31, 2016:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[2,3]	Net Amount
Written options	$345,236	$(345,236)	—
Futures contracts[5]	1,042,643	(1,042,643)	—
Centrally cleared swap contracts[5]	848,946	(848,946)	—
OTC swap contracts	150,340	—	$150,340
Forward foreign currency contracts	1,201,893	—	1,201,893
Total	$3,589,058	$(2,236,825)	$1,352,233

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Market value of purchased options is shown in Investments at value in the Statement of Assets and Liabilities.

[5]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2, Class C, Class FI and Class R shares calculated at the annual rate of 0.25%, 0.25%, 1.00%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended May 31, 2016, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$401,451	$573,177
Class A2	3,060	5,989
Class C	186,572	15,961
Class FI	523,116	232,682
Class R	2,555	623
Class I	—	629,093
Class IS	—	992
Total	$1,116,754	$1,458,517

70	Western Asset Total Return Unconstrained Fund 2016 Annual Report

For the year ended May 31, 2016, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$247,481
Class A2	1,079
Class C	—
Class FI	—
Class R	—
Class I	—
Class IS	—
Total	$248,560

6. Distributions to shareholders by class

	Year Ended May 31, 2016	Year Ended May 31, 2015
Net Investment Income:
Class A	$2,948,902	$1,344,277
Class A2	24,939	18,634
Class C	322,912	362,968
Class FI	4,751,437	8,111,620
Class R	9,792	6,395
Class I	13,633,560	16,164,065
Class IS	3,274,487	10,381,695
Total	$24,966,029	$36,389,654

Return of Capital:
Class A	$1,770,423	—
Class A2	8,632	—
Class C	108,816	—
Class FI	1,604,568	—
Class R	4,406	—
Class I	4,980,596	—
Class IS	1,103,885	—
Total	$9,581,326	—

7. Capital shares

At May 31, 2016, the Corporation had 42.7 billion shares of capital stock authorized with a par value of $0.001 per share.

Western Asset Total Return Unconstrained Fund 2016 Annual Report	71

Notes to financial statements (cont’d)

Transactions in shares of each class were as follows:

	Year Ended May 31, 2016		Year Ended May 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares sold	22,373,452	$229,688,039	4,209,773	$44,449,457
Shares issued on reinvestment	320,944	3,247,308	115,891	1,220,772
Shares repurchased	(5,529,361)	(55,796,272)	(1,661,147)	(17,558,859)
Net increase	17,165,035	$177,139,075	2,664,517	$28,111,370

Class A2
Shares sold	52,599	$539,237	105,127	$1,112,108
Shares issued on reinvestment	3,301	33,571	1,777	18,630
Shares repurchased	(41,499)	(419,004)	(6,578)	(69,209)
Net increase	14,401	$153,804	100,326	$1,061,529

Class C
Shares sold	429,503	$4,379,455	1,529,130	$16,195,666
Shares issued on reinvestment	40,412	411,551	33,382	350,934
Shares repurchased	(658,456)	(6,683,338)	(287,637)	(3,028,607)
Net increase (decrease)	(188,541)	$(1,892,332)	1,274,875	$13,517,993

Class FI
Shares sold	2,298,795	$23,443,284	4,986,235	$52,949,690
Shares issued on reinvestment	624,313	6,351,916	768,958	8,107,352
Shares repurchased	(5,251,101)	(53,354,570)	(6,455,458)	(68,034,553)
Net decrease	(2,327,993)	$(23,559,370)	(700,265)	$(6,977,511)

Class R
Shares sold	49,732	$510,867	57,208	$601,580
Shares issued on reinvestment	1,035	10,485	420	4,406
Shares repurchased	(50,596)	(519,271)	(2,814)	(29,446)
Net increase	171	$2,081	54,814	$576,540

Class I
Shares sold	26,985,207	$275,175,117	38,408,712	$407,175,646
Shares issued on reinvestment	1,560,659	15,885,307	1,411,909	14,860,890
Shares repurchased	(20,672,806)	(210,257,912)	(16,527,867)	(174,344,688)
Net increase	7,873,060	$80,802,512	23,292,754	$247,691,848

Class IS
Shares sold	867,060	$8,852,806	12,108,301	$127,206,922
Shares issued on reinvestment	420,699	4,277,272	975,674	10,284,936
Shares repurchased	(16,292,430)	(169,076,287)	(12,335,559)	(130,470,596)
Net increase (decrease)	(15,004,671)	$(155,946,209)	748,416	$7,021,262

8. Redemption facility

Effective November 24, 2015, the Fund and certain other participating funds within the Corporation (the “Participating Funds”), have available an unsecured revolving credit facility

72	Western Asset Total Return Unconstrained Fund 2016 Annual Report

(the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $265 million. Unless renewed, the agreement will terminate on November 22, 2016. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the period ended May 31, 2016, the Fund incurred a commitment fee in the amount of $6,367. The Fund did not utilize the Redemption Facility during the period ended May 31, 2016.

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended May 31, was as follows:

	2016	2015
Distributions paid from:
Ordinary income	$24,966,029	$36,389,654
Tax return of capital	9,581,326	—
Total distributions paid	$34,547,355	$36,389,654

As of May 31, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

Deferred capital losses*	$(16,357,922)
Capital loss carryforward**	(16,373,404)
Other book/tax temporary differences(a)	(18,801,046)
Unrealized appreciation (depreciation)(b)	(19,000,140)
Total accumulated earnings (losses) — net	$(70,532,512)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains. These losses must be utilized before any of the Fund’s capital loss carryforward may be utilized.

**	As of May 31, 2016, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
5/31/2017	$(13,463,088)
5/31/2018	(2,910,316)
$(16,373,404)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures, options and foreign currency contracts, book/tax differences in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and other book/tax basis adjustments.

Western Asset Total Return Unconstrained Fund 2016 Annual Report	73

Report of independent registered public accounting firm

To the Board of Directors of Western Asset Funds, Inc. and to the Shareholders of Western Asset Total Return Unconstrained Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Western Asset Total Return Unconstrained Fund (one of the funds comprising Western Asset Funds, Inc., the “Fund”) at May 31, 2016, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

July 18, 2016

74	Western Asset Total Return Unconstrained Fund 2016 Annual Report

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Total Return Unconstrained Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors†
Robert Abeles, Jr.
Year of birth	1945
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2013
Principal occupations during the past five years	Senior Vice President, Finance and Chief Financial Officer (since 2009) of University of Southern California
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	None

Anita L. DeFrantz
Year of birth	1952
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 1998
Principal occupations during the past five years	President (since 1987) and Director (since 1990) of LA84 Foundation (formerly Amateur Athletic Foundation of Los Angeles); Member of the International Olympic Committee (since 1986) and Member of Executive Board of International Olympic Committee (since 2013)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	OBN Holdings, Inc. (film, television and media company)

Avedick B. Poladian
Year of birth	1951
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2007
Principal occupations during the past five years	Executive Vice President and Chief Operating Officer of Lowe Enterprises, Inc. (real estate and hospitality firm) (since 2002); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	Occidental Petroleum Corporation, California Resources Corporation and Public Storage

Western Asset Total Return Unconstrained Fund	75

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d
William E. B. Siart
Year of birth	1946
Position(s) held with Fund	Director and Chairman
Term of office[1] and length of time served[2]	Since 1997
Principal occupations during the past five years	Trustee of The Getty Trust (since 2005); formerly, Chairman of Excellent Education Development (since 2000); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	None

Jaynie Miller Studenmund
Year of birth	1954
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2004
Principal occupations during the past five years	Director of Pinnacle Entertainment, Inc. (since 2012) (gaming and hospitality company); Director of Core Logic, Inc. (since 2012) (information, analytics and business services company); formerly, Director of Orbitz Worldwide, Inc. (2007 to 2014) (online travel company); Director of MarketTools, Inc. (2010 to 2012) (market research software provider); Director of eHarmony, Inc. (2005 to 2011) (online dating company)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	None

Interested Director
Ronald L. Olson[4]
Year of birth	1941
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2005
Principal occupations during the past five years	Senior Partner of Munger, Tolles & Olson LLP (a law partnership) (since 1968)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	Edison International; City National Corporation (financial services company); The Washington Post Company; and Berkshire Hathaway, Inc.

76	Western Asset Total Return Unconstrained Fund

Officers[5]
Jane Trust, CFA
Year of birth	1962
Position(s) with Fund	President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2015); Officer and/or Trustee/Director of 161 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); formerly, Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Fund	Principal Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2011 and since 2013
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Todd F. Kuehl Legg Mason 100 International Drive, 9th Floor, Baltimore, MD 21202
Year of birth	1969
Position(s) held with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupations during the past five years	Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); formerly, Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)

Western Asset Total Return Unconstrained Fund	77

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Officers[5] cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupations during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) held with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) held with Fund	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years

Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013); formerly, Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011)

78	Western Asset Total Return Unconstrained Fund

†	Directors who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Director and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Director became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

In addition to overseeing the 7 funds of the Corporation, each Director also serves as a Director of Western Asset Income Fund and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same Fund Complex as the Corporation.

[4]	Mr. Olson is an “interested person” (as defined above) of the Fund because his law firm has provided legal services to WAM.

[5]	Each officer of the Fund is an “interested person” (as defined above) of the Fund.

Western Asset Total Return Unconstrained Fund	79

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended May 31, 2016:

Record date:	Daily	Daily	Daily
Payable date:	June 2015	July 2015 to December 2015	January 2016 to May 2016
Ordinary income:
Qualified dividend income for individuals	3.41%	3.79%	7.76	%*
Dividends qualifying for the dividends
received deduction for corporations	2.95%	3.33%	6.83	%*
Interest from Federal Obligations	7.31%	7.31%	12.35	%*

*	The Fund has made certain reclassifications affecting the tax character of this distribution. The percentages expressed are as a percentage of the Ordinary Income per Share after these reclassifications as disclosed in the Fund’s Form 8937 — Report of Organizational Actions Affecting the Basis of Securities which may be found in the Tax Center of the Legg Mason website.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

80	Western Asset Total Return Unconstrained Fund

Western Asset

Total Return Unconstrained Fund

Directors

Robert Abeles, Jr.

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

William E. B. Siart,

Chairman

Jaynie M. Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Ltd

Western Asset Management Company Pte. Ltd.

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Custodian

State Street Bank and Trust Company

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset Total Return Unconstrained Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Total Return Unconstrained Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Total Return Unconstrained Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2016 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com

© 2016 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX013140 7/16 SR16-2825

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Robert Abeles, Jr., possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Abeles as the Audit Committee’s financial expert. Mr. Abeles is “independent” Directors pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2015 and May 31, 2016 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $121,110 in May 31, 2015 and $137,485 in May 31, 2016.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $1,500 in May 31, 2015 and $0 in May 31, 2016.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Funds, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $48,684 in May 31, 2015 and $18,218 in May 31, 2016. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $997 in May 31, 2015 and $1,986 in May 31, 2016, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for May 31, 2015 and May 31, 2016; Tax Fees were 100% and 100% for May 31, 2015 and May 31, 2016; and Other Fees were 100% and 100% for May 31, 2015 and May 31, 2016.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $170,028 in May 31, 2015 and $226,336 in May 31, 2016.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Jaynie Miller Studenmund

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	July 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	July 22, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	July 22, 2016